UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-08411
(Investment Company Act file number)

The James Advantage Funds
(Exact name of registrant as specified in charter)

1349 Fairground Road

Xenia, Ohio 45385
(Address of principal executive offices) (Zip code)

Barry R. James
P.O. Box 8
Alpha, Ohio 45301
(Name and address of agent for service)

Registrant’s telephone number, including area code: (937) 426-7640

Date of fiscal year end: June 30

Date of reporting period: July 1, 2014 – June 30, 2015

Item 1. Reports to Stockholders.

TABLE OF CONTENTS

Shareholder Letter	1
Growth of $10,000 Charts	4
Representation of Schedules of Investments	7
Disclosure of Fund Expenses	8
Schedule of Investments
James Balanced: Golden Rainbow Fund	9
James Small Cap Fund	18
James Mid Cap Fund	21
James Micro Cap Fund	23
James Long-Short Fund	25
Statements of Assets and Liabilities	31
Statements of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights
James Balanced: Golden Rainbow Fund - Retail Class	40
James Balanced: Golden Rainbow Fund - Institutional Class	41
James Small Cap Fund	42
James Mid Cap Fund	43
James Micro Cap Fund	44
James Long-Short Fund	45
Notes to Financial Statements	46
Report of Independent Registered Public Accounting Firm	54
Additional Information	55
Disclosure Regarding Approval of Fund Advisory Agreements	56
Trustees & Officers	59
Privacy Policy	61

James Advantage Funds	Shareholder Letter
June 30, 2015 (Unaudited)

I am very pleased to write you today about the James Advantage Funds and our continued growth.  Our Funds have passed $4.5 billion in total assets, with the James Balanced: Golden Rainbow Fund leading the way at $4.3 billion as of June 30.  We always try to keep in mind the reason that most shareholders have trusted their savings with us: seeking growth without excessive risk and preservation of capital in bad times.  We are very proud of the James Balanced: Golden Rainbow Fund’s long-term track record and our entire staff are dedicated to helping with your success.

Over the last year the markets have been roiled by Court decisions, Russian adventurism, more bad news from Greece and serious concerns over the viability of the Euro, one of the world’s most important currencies.  Astronomical increases in the value of Chinese stocks, then a breath-taking drop in their markets also muddied the investment waters here at home. Still, through all this stocks actually rose.  Bonds experienced a run in the second half of 2014, only to fall on their collective face in the first half of 2015. What a year!  So, here are my thoughts about the year and how your Funds fared.

The Market Over the Past Year

The S&P 500® Index, a commonly used barometer of the stock market, rose by 7.42% over the twelve months ended June 30, 2015, an acceptable return given the market’s tremendous uncertainties.  The Dow Jones Industrial Average rose about the same, 7.19%, while smaller capitalization stocks, represented by the Russell 2000® Index, rose 6.49%. The Barclays U.S. Aggregate Government/Credit Bond Index, a popular measure of the fixed income markets, rose a paltry 1.69%.

When looking at the various sector performances based on price appreciation (not total return) we will review those in the Russell 3000® Index because it includes both large and small capitalization companies whereas the S&P 500® Index is heavily weighted towards the large caps. The Health Care Sector led the market over the twelve months, rising 24.89%. In second place were Consumer Cyclical stocks, rising less than half as much at 12.11%. The year was, in fact, a tale of two markets though, as three sectors declined over the year:  the Basic Materials Sector fell by 3.66%, the Utilities Sector dropped by 5.67%, and the Energy Sector, crushed by falling oil prices, retreated 26.34%. Overall, the Russell 3000® Index rose by a total return of 7.29%.

Bonds, especially long term Treasury bonds, did well in the last half of 2014 and even through the first quarter of 2015, but retreated in the second quarter of 2015.  Weakness in the U.S. economy seemed to be weather related as consumer spending was lackluster until May and June, especially in housing and automobile sales.  Bond investors, fearing a Fed rate hike, fled the fixed income market, putting downward pressure on bond prices and pinning remaining hopes of a bond market rally on continued deterioration of the Greek credit crisis.  Any good news on that front sent prices of high quality bonds still lower.

Investment Goals and Objectives

Our Research team uses our proprietary approach to try and identify bargain securities, those that offer good relative value, profitability, and relative strength.  In our experience, these stocks typically hold up better in difficult markets and have the potential to trade higher as the market rallies.  We do not drift from our style simply because the markets are embracing a current, but temporary, fad.  We believe value investing will outperform over the long run, a fact supported by much academic research.

The objectives of each Fund are stated in its Prospectus, and each Fund has a benchmark that may help investors understand broad trends and portfolio performance.   Of course, benchmarks don’t take into account risks, unusual trends, or investment goals.

Investment Philosophy

We do our own research and our process has many facets: quantitative data collection and analysis from a large stock database, back-tested models for reliability and a strong nine member Investment Committee.  The Investment Committee has a great deal of experience, exceeding over 200 years in total with James.  We believe our combination of quantitative modeling and hands-on management makes us unique and creates the James Advantage Funds.

Fund Performance

The James Balanced: Golden Rainbow Fund Retail Class shares rose 2.90% over the twelve months ended June 30, 2015.  Its blended secondary benchmark, a composite index comprised of the Russell 2000® Index, the S&P 500® Index and the Barclays Capital U.S. Intermediate Government/Credit Bond Index, rose by 4.51%.  The Fund trailed this benchmark as bond holdings added little to the Fund’s total return and our type of value investing lagged growth stocks over the year.  This is reflected in the indexes: the S&P 500® Value Index returned only 4.55% over the 12 months, but the S&P 500® Growth Index returned 10.06%.  Looking at the Russell 3000®, we see Value returning 3.86% and Growth returning 10.68%. Clearly, this was not a year for value investors.  Combining value stocks with the low returns on bonds resulted in a modest return for the Fund.

Annual Report | June 30, 2015	1

Shareholder Letter	James Advantage Funds
June 30, 2015 (Unaudited)

The James Small Cap Fund declined by 1.21% over the fiscal year versus a rise of 6.49% for the Russell 2000® Index, its benchmark.  The Russell 2000® Value index more closely reflects your Fund performance, rising only 0.78%.  Investments in Energy and Utility stocks were a drag on the portfolio.

The James Mid Cap Fund fell 0.86% over the year while its benchmark, the S&P 400® MidCap Value Index, rose 3.53%. Again, we see exposure in Energy and Utility stocks dragging performance down.

The James Micro Cap Fund rose a solid 7.95% while its benchmark, the Russell Microcap® Index, rose 8.21% over the fiscal year.  This Fund focuses on companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds that invest primarily in such securities.

Finally, the James Long-Short Fund fell 4.06%, while its benchmark, the S&P 500® Index, rose 7.42%.  The Long-Short Fund can be leveraged up to 130%, but does not have to be leveraged, nor is it required to have any short positions at all.  This Fund attempts to take advantage of volatile markets where we can capitalize on market swings, both up and down.  The Fund’s prospectus advises shareholders and potential shareholders not to expect a tight correlation to the S&P 500® Index. The Fund lagged its benchmark because many of the stocks sold short were growth stocks, which outperformed the stocks held in long positions.  The Fund did not use any bond investments during the year.

Please see the following charts for longer term comparisons for all our Funds.

Expectations for the Future

Our stock risk indicators remained positive at fiscal year end.  On the other hand, our long term bond indicators, which had been positive for decades, have turned neutral.  We believe bonds won’t produce the returns of the past, but they are an important stabilizer for portfolios.  We think stocks exhibit potential, especially U.S. stocks.  We have increased the allocation to stocks in the James Balanced: Golden Rainbow Fund, moving from 42.9% in stocks on June 30, 2014, to 54.6% stocks on June 30, 2015.  We also moved the Fund’s bond duration (risk profile) lower, moving from 5.497 to 4.33.  From time to time the Fund’s adviser issues special studies on topics of interest and recently issued a special study on June 29, 2015 advising its clients to buy stocks on market weakness generated by the deliberations in Europe over the Greece Crisis.  We expect the Federal Reserve will, in fact, commence its long discussed lift-off of rates later in 2015, but we think this is priced into the stock market.  Even with a shift, rates are likely to remain low through 2016.

We note the consumer is better off than in recent years, but the improvement is gradual and wages have remained flat, even as the unemployment rate dropped to 5.3%. We believe the Federal Reserve’s focus on the lack of wage inflation will restrain rapid moves to higher rates. Meanwhile, the U.S. consumer continues to buy new cars and new homes, pushing those measures of economic activity to impressive levels.  Retailers, who had a very disappointing first six months of 2015, should fare much better in the second half of the year.

Our enthusiasm for U.S. stocks is tempered by rising concerns about China.  After rising over 150% over twelve months, the Shanghai stock exchange plunged by 25% from June 12, 2015, through the end of the month, wiping out trillions of dollars in value.  Excessive margin debt, an unclear regulatory framework and mounting concerns over China’s rising debt burden have led some investors to question whether the government is able to continue to prop up the stock market in the world’s second largest economy.  These problems may spill over to our markets from time to time.  We will be monitoring this carefully.

Currently, while we are positive on stocks, we think it is prudent to be alert to the exogenous events that influence our markets, both stocks and bonds.  Any increase in bond yields can have a positive long term impact for shareholders by improving cash flows and increasing the portfolio’s income where bonds are held.  We have no plans to ever be completely out of the bond market for our balanced portfolios.

Barry R. James, CFA, CIC
 President

2	www.jamesfunds.com

James Advantage Funds	Shareholder Letter
June 30, 2015 (Unaudited)

You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of a Fund before investing. The Funds’ prospectuses contain this and other information. You may obtain a current copy of a Fund’s prospectus by calling 1-800-995-2637.

Past performance is no guarantee of future results. The investment return and principal value of an investment in any Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The statements and opinions expressed are those of the author and are as of the date of this report.  All information is historical, subject to change, and not indicative of future results.  It should not be assumed that an investment in the securities mentioned will be profitable in the future.  This information is not a recommendation to buy or sell.

Barry R. James is a registered representative of ALPS Distributors, Inc.

CFA® is a trademark owned by the CFA Institute.

The Dow Jones Industrial Average is a price-weighted overage of 30 actively traded Blue-Chip stocks.

The Russell 3000 Index is a stock market index of US stocks. The index measures the performance of 3,000 publicly held US companies based on total market capitalization, which represents approximately 98% of the investable US equity market.  The Index returns do not reflect the deduction of expenses. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index.

The S&P 500® Growth Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500 Index that exhibit strong growth characteristics. The Index is a numerical ranking system based on three growth factors and four value factors to determine the constituents and their weightings. The Index returns do not reflect the deduction of expenses. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index.

The S&P 500® Value Index is market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within the S&P 500 Index that exhibit strong value characteristics. The Index uses a numerical ranking system based on four value factors and three growth factors to determine the constituents and their weightings. The Index returns do not reflect the deduction of expenses. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the Index.

Annual Report | June 30, 2015	3

Growth of $10,000 Charts	James Advantage Funds
June 30, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Balanced:  Golden Rainbow Fund – Retail Class

James Balanced: Golden Rainbow Fund – Retail Class
Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Balanced: Golden Rainbow – Retail Class	2.90%	9.12%	6.92%	8.28%
S&P 500® Index	7.42%	17.34%	7.89%	9.55%
Russell 2000® Index	6.49%	17.08%	8.40%	10.24%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	1.68%	2.79%	4.02%	5.69%
Blended Index(2)	4.51%	10.10%	6.51%	8.22%

(1)	Inception was July 1, 1991.
(2)
The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014, was 1.01%.

Comparison of the Change in Value of a $50,000 Investment in the James Balanced:  Golden Rainbow Fund – Institutional Class

James Balanced: Golden Rainbow Fund – Institutional Class Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Balanced: Golden Rainbow – Institutional Class	3.20%	9.40%	11.53%
S&P 500® Index	7.42%	17.34%	21.14%
Russell 2000® Index	6.49%	17.08%	23.05%
Barclays Capital U.S. Intermediate Government/ Credit Bond Index	1.68%	2.79%	3.84%
Blended Index(2)	4.51%	10.10%	13.05%

(1)	Inception was March 2, 2009.
(2)
The Blended Index is comprised of a 25% weighting in the S&P 500® Index, a 25% weighting in the Russell 2000® Index and a 50% weighting in the Barclays Capital U.S. Intermediate Government/Credit Bond Index.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014, was 0.76%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The Barclays Capital U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. Dollar denominated U.S. Treasuries, government-related and investment grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years.

The S&P 500® Index, Russell 2000® Index, Barclays Capital U.S. Intermediate Government/Credit Bond Index and Blended Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

4	www.jamesfunds.com

James Advantage Funds	Growth of $10,000 Charts
June 30, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Small Cap Fund

James Small Cap Fund
 Average Annual Total Returns

	1 Year	5 Years	10 Years	Since Inception(1)
James Small Cap Fund	-1.21%	15.00%	6.00%	8.49%
Russell 2000® Index	6.49%	17.08%	8.40%	9.35%

(1)	Fund inception was October 2, 1998.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014, was 1.51%.

Comparison of the Change in Value of a $10,000 Investment in the James Mid Cap Fund

James Mid Cap Fund
Average Annual Total Returns

	1 Year	5 Years	Since Inception(1)
James Mid Cap Fund	-0.86%	14.65%	6.25%
S&P MidCap 400® Value Index	3.53%	17.25%	8.49%

(1)	Fund inception was June 30, 2006.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014, was 1.51%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

The Mid-Cap Fund invests in stocks of mid-cap companies which tend to be more volatile and can be less liquid than stocks of large-cap companies. Diversification does not guarantee a profit or protect against loss. Current and future portfolio holdings are subject to risk.

The Russell 2000® Value Index is a widely recognized, unmanaged index that measures the performance of those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks of the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index, an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization.

The S&P MidCap 400® Value Index is a recognized, unmanaged index of mid cap stocks considered to be value stocks using Standard and
 Poor’s methodology.

The Russell 2000® Index and S&P MidCap Value 400® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

Annual Report | June 30, 2015	5

Growth of $10,000 Charts	James Advantage Funds
June 30, 2015 (Unaudited)

Comparison of the Change in Value of a $10,000 Investment in the James Micro Cap Fund

James Micro Cap Fund
Average Annual Total Returns

	1 Year	Since Inception(1)
James Micro Cap Fund	7.95%	13.86%
Russell Microcap® Index	8.21%	17.71%

(1)	Fund inception was July 1, 2010.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014 was 1.51%.

Comparison of the Change in Value of a $10,000 Investment in the James Long-Short Fund

James Long-Short Fund
Average Annual Total Returns

	1 Year	Since Inception(1)
James Long-Short Fund	-4.06%	7.22%
S&P 500® Index	7.42%	13.97%

(1)	Fund inception was May 23, 2011.

The total annual operating expense ratio as stated in the fee table of the most recent prospectus, dated November 1, 2014, was 2.59%.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Please call 1-800-995-2637 for most recent month-end performance information.

Mid, Small and Micro Cap investing involve greater risk not associated with investing in more established companies, such as greater price volatility, business risk, less liquidity and increased competitive threat.

Short selling incurs significant additional risk; theoretically, stocks sold short have unlimited upside risk potential. In addition, this strategy depends on the Adviser’s ability to correctly identify undervalued and overvalued stocks, and that the stock markets are reasonable and efficient. Periods of extreme volatility may harm the performance of this product. The Long-Short Fund may have a high portfolio turnover rate. A high portfolio turnover rate can result in increased brokerage commission costs and may expose taxable shareholders to potentially larger current tax liability.

The Russell Microcap® Index measures the performance of the microcap segment of the U.S. equity market. It makes up less than 3% of the U.S. equity market. It includes 1,000 of the smallest securities in the small cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

The S&P 500® Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation.

The S&P 500® Index and Russell Microcap® Index are widely recognized unmanaged indices of security prices and are representative of a broader market and range of securities than is found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from a Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in any Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

6	www.jamesfunds.com

James Advantage Funds	Representation of Schedules of Investments
June 30, 2015 (Unaudited)

The illustrations below provide the industry sectors for the James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund.

James Balanced: Golden Rainbow Fund - Industry Sector Allocation (% of Net Assets)
James Small Cap Fund - Industry Sector Allocation (% of Net Assets)
James Mid Cap Fund - Industry Sector Allocation (% of Net Assets)

James Micro Cap Fund - Industry Sector Allocation (% of Net Assets)

James Long-Short Fund - Industry Sector Allocation (% of Net Assets) (Cash and Cash Equivalents and Other Liabilities in Excess of Assets not included)

Annual Report | June 30, 2015	7

Disclosure of Fund Expenses	James Advantage Funds
June 30, 2015 (Unaudited)

Example. As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions, and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2015 through June 30, 2015.

Actual Expenses. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that expenses shown in the table are meant to highlight and help you compare ongoing costs only.  The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

	Net Expense Ratio Annualized June 30, 2015(a)	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expense Paid During Period(b)
James Balanced: Golden Rainbow Fund
Retail Class Actual	0.97%	$1,000.00	$1,015.60	$4.85
Retail Class Hypothetical (5% return before expenses)	0.97%	$1,000.00	$1,019.98	$4.86

Institutional Class Actual	0.72%	$1,000.00	$1,016.60	$3.60
Institutional Class Hypothetical (5% return before expenses)	0.72%	$1,000.00	$1,021.22	$3.61

James Small Cap Fund
Actual	1.50%	$1,000.00	$992.90	$7.41
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50

James Mid Cap Fund
Actual	1.50%	$1,000.00	$1,022.00	$7.52
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50

James Micro Cap Fund
Actual	1.50%	$1,000.00	$1,026.50	$7.54
Hypothetical (5% return before expenses)	1.50%	$1,000.00	$1,017.36	$7.50

James Long‐Short Fund
Actual	2.69%(c)	$1,000.00	$950.50	$13.01
Hypothetical (5% return before expenses)	2.69%(c)	$1,000.00	$1,011.46	$13.42

(a)	Annualized, based on the Fund’s most recent fiscal half year expenses.
(b)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181), divided by 365.

(c)	Dividend and interest expense on securities sold short and interest expense totaled 1.19% (annualized) of average net assets for the six months ended June 30, 2015.

8	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2015

Shares or Principal Amount		Value
COMMON STOCKS-54.6%
	Basic Materials-5.5%
38,920	Alcoa, Inc.	$433,958
70,000	Avery Dennison Corp.	4,265,800
465,980	Celanese Corp., Series A	33,494,642
667,050	CF Industries Holdings, Inc.	42,877,974
318,930	Cooper Tire & Rubber Co.	10,789,402
40,930	Cytec Industries, Inc.	2,477,493
833,790	Dow Chemical Co.	42,665,034
57,000	Ferro Corp.*	956,460
993,430	Goodyear Tire & Rubber Co.	29,951,915
240,000	Huntsman Corp.	5,296,800
150,000	Lydall, Inc.*	4,434,000
426,630	Newmont Mining Corp.	9,966,077
666,900	Westlake Chemical Corp.	45,742,671
		233,352,226

	Consumer, Cyclical-11.0%
1,553,820	Alaska Air Group, Inc.	100,112,622
507,040	Best Buy Co., Inc.	16,534,575
299,990	Cato Corp., Class A	11,627,612
404,890	Delta Air Lines, Inc.	16,632,881
399,840	Dillard’s, Inc., Class A	42,059,170
696,660	DIRECTV*	64,643,081
486,220	Foot Locker, Inc.	32,581,602
902,440	Ford Motor Co.	13,545,624
682,700	Hanesbrands, Inc.	22,747,564
431,370	Hawaiian Holdings, Inc.*	10,245,038
54,530	Insight Enterprises, Inc.*	1,630,992
789,820	Macy’s, Inc.	53,289,155
126,870	Multi-Color Corp.	8,104,456
76,200	PharMerica Corp.*	2,537,460
77,500	Republic Airways Holdings, Inc.*	711,450
526,620	RR Donnelley & Sons Co.	9,178,987
320,000	Skechers U.S.A., Inc., Class A*	35,132,800
736,900	Southwest Airlines Co.	24,384,021
29,810	Viacom, Inc., Class A	1,933,775
38,460	Viacom, Inc., Class B	2,486,054
		470,118,919

	Consumer, Non-cyclical-11.9%
302,580	Aetna, Inc.	38,566,847
382,115	Anthem, Inc.	62,720,356
251,155	DeVry Education Group, Inc.	7,529,627
741,540	Dr Pepper Snapple Group, Inc.	54,058,266
146,730	DST Systems, Inc.	18,485,045
389,650	Eli Lilly & Co.	32,531,878
27,400	Helen of Troy, Ltd.*	2,671,226
165,270	Ingles Markets, Inc., Class A	7,894,948
1,011,860	Kroger Co.	73,369,969
27,728	ManpowerGroup, Inc.	2,478,329
629,650	Merck & Co., Inc.	35,845,974
918,030	Mylan NV*	62,297,516
397,930	Newell Rubbermaid, Inc.	16,358,902

See Notes to Financial Statements.
Annual Report | June 30, 2015	9

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2015

Shares or Principal Amount		Value
	Consumer, Non-cyclical (continued)
30,000	Omega Protein Corp.*	$412,500
298,533	Omnicare, Inc.	28,136,735
698,720	Pfizer, Inc.	23,428,082
26,200	Sanderson Farms, Inc.	1,969,192
575	Seaboard Corp.*	2,069,425
422,225	SUPERVALU, Inc.*	3,415,800
247,560	UnitedHealth Group, Inc.	30,202,320
		504,442,937

	Energy-2.9%
91,260	Baker Hughes, Inc.	5,630,742
234,140	Chevron Corp.	22,587,486
250,510	ConocoPhillips	15,383,819
150,420	Exxon Mobil Corp.	12,514,944
52,750	Helmerich & Payne, Inc.	3,714,655
40,184	HollyFrontier Corp.	1,715,455
424,340	Tesoro Corp.	35,818,539
339,990	Valero Energy Corp.	21,283,374
73,860	World Fuel Services Corp.	3,541,587
		122,190,601

	Financial-8.6%
115,800	ACE, Ltd.	11,774,544
450,923	American Financial Group, Inc.	29,328,032
606,430	AmTrust Financial Services, Inc.	39,727,229
132,165	Argo Group International Holdings, Ltd.	7,361,590
657,740	Aspen Insurance Holdings, Ltd.	31,505,746
88,278	FBL Financial Group, Inc., Class A	5,095,406
947,280	Fifth Third Bancorp	19,722,369
162,000	Goldman Sachs Group, Inc.	33,823,980
25,573	Hersha Hospitality Trust, REIT	655,679
12,810	Horace Mann Educators Corp.	466,028
378,300	JPMorgan Chase & Co.	25,633,608
1,169,390	KeyCorp	17,564,238
296,420	Montpelier Re Holdings, Ltd.	11,708,590
348,200	Nelnet, Inc., Class A	15,080,542
231,390	Outerwall, Inc.	17,611,093
267,530	Piper Jaffray Cos.*	11,675,009
60,180	PNC Financial Services Group, Inc.	5,756,217
135,130	Torchmark Corp.	7,867,269
542,304	Travelers Cos., Inc.	52,419,105
377,025	Unum Group	13,478,644
182,880	XL Group PLC	6,803,136
		365,058,054

	Industrial-5.9%
104,120	AMERCO	34,037,869
715,170	American Axle & Manufacturing Holdings, Inc.*	14,954,205
360,000	American Railcar Industries, Inc.	17,510,400
274,110	Ball Corp.	19,228,816
177,572	CNH Industrial NV	1,647,868
13,670	Crown Holdings, Inc.*	723,280
13,580	Dana Holding Corp.	279,476

See Notes to Financial Statements.
10	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2015

Shares or Principal Amount		Value
	Industrial (continued)
76,190	Deere & Co.	$7,394,239
258,695	Greenbrier Cos., Inc.	12,119,861
460,540	Jarden Corp.*	23,832,945
1,054,400	Magna International, Inc.	59,141,296
163,560	Meritor, Inc.*	2,145,907
179,710	Ryder System, Inc.	15,701,263
77,700	Sonoco Products Co.	3,330,222
640,350	Trinity Industries, Inc.	16,924,451
300,000	Tsakos Energy Navigation, Ltd.	2,859,000
223,090	United Rentals, Inc.*	19,547,146
		251,378,244

	Technology-6.6%
75,000	AAR Corp.	2,390,250
55,000	ACCO Brands Corp.*	427,350
100,060	Amkor Technology, Inc.*	598,359
206,150	Apple, Inc.	25,856,364
318,220	Arrow Electronics, Inc.*	17,756,676
211,540	Avnet, Inc.	8,696,409
62,000	Cisco Systems, Inc.	1,702,520
220,420	Corning, Inc.	4,348,887
841,840	Deluxe Corp.	52,194,080
400,230	Intel Corp.	12,172,995
330,780	Lexmark International, Inc., Class A	14,620,476
144,220	Lockheed Martin Corp.	26,810,498
250,650	Northrop Grumman Corp.	39,760,609
20,100	Orbotech, Ltd.*	418,080
228,950	PDL BioPharma, Inc.	1,472,148
114,050	Symantec Corp.	2,651,663
152,930	SYNNEX Corp.	11,192,947
208,460	Tower Semiconductor, Ltd.*	3,218,622
150,000	VASCO Data Security International, Inc.*	4,528,500
645,930	Western Digital Corp.	50,653,831
		281,471,264

	Utilities-2.2%
230,540	American Electric Power Co., Inc.	12,211,704
200,000	AT&T, Inc.	7,104,000
121,070	BCE, Inc.	5,145,475
189,210	BT Group PLC, Sponsored ADR	13,413,097
129,400	DTE Energy Co.	9,658,416
109,700	Edison International	6,097,126
70,610	IDACORP, Inc.	3,964,046
47,700	PG&E Corp.	2,342,070
60,090	Pinnacle West Capital Corp.	3,418,520
75,180	PNM Resources, Inc.	1,849,428
360,650	Portland General Electric Co.	11,959,154
122,280	Public Service Enterprise Group, Inc.	4,803,158
9,080	TELUS Corp.	312,715
216,920	UGI Corp.	7,472,894
370,770	Vonage Holdings Corp.*	1,820,481

See Notes to Financial Statements.
Annual Report | June 30, 2015	11

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2015

Shares or Principal Amount		Value
	Utilities (continued)
65,860	Westar Energy, Inc.	$2,253,729
		93,826,013

TOTAL COMMON STOCKS (Cost $1,851,296,229)		2,321,838,258

CLOSED-END FUNDS-0.0%(a)
76,550	Eaton Vance Risk-Managed Diversified Equity Income Fund	827,505
10,000	Nuveen Municipal Opportunity Fund, Inc.	136,100
40,000	Nuveen Premium Income Municipal Fund 2, Inc.	531,200

TOTAL CLOSED-END FUNDS (Cost $1,355,923)		1,494,805

EXCHANGE TRADED FUNDS-0.3%
69,710	iShares® MSCI Canada ETF	1,859,166
51,510	iShares® MSCI Philippines ETF	1,983,135
86,270	iShares® MSCI Poland Capped ETF	1,970,407
131,060	iShares® MSCI Singapore ETF	1,647,424
50,820	iShares® MSCI Switzerland Capped ETF	1,664,355
10,000	iShares® National AMT-Free Municipal Bond ETF	1,082,100
122,900	SPDR® Nuveen Barclays Short Term Municipal Bond ETF	2,984,012

TOTAL EXCHANGE TRADED FUNDS (Cost $13,148,234)		13,190,599

CORPORATE BONDS-5.8%

	Basic Materials-0.2%
$5,000,000	E.I. du Pont de Nemours & Co., 2.750%, 4/1/16	5,082,005
1,500,000	E.I. du Pont de Nemours & Co., 5.750%, 3/15/19	1,699,521
		6,781,526

	Consumer, Cyclical-0.3%
5,000,000	eBay, Inc., 2.600%, 7/15/22	4,638,825
5,000,000	Home Depot, Inc., 5.950%, 4/1/41	6,066,105
785,000	McDonald’s Corp., 5.700%, 2/1/39	873,728
2,000,000	Wal-Mart Stores, Inc., 5.250%, 9/1/35	2,263,914
		13,842,572

	Consumer, Non-cyclical-1.5%
10,000,000	Coca-Cola Co., 3.200%, 11/1/23	10,086,920
5,000,000	Colgate-Palmolive Co., 3.150%, 8/5/15	5,011,345
3,000,000	Hershey Co., 4.125%, 12/1/20	3,285,333
5,475,000	Johnson & Johnson, 4.500%, 9/1/40	5,805,893
5,000,000	Merck & Co. Inc, 2.800%, 5/18/23	4,912,925
10,000,000	Merck & Co., Inc., 4.150%, 5/18/43	9,683,330
10,000,000	PepsiCo, Inc., 5.000%, 6/1/18	10,956,080
10,000,000	Stryker Corp., 2.000%, 9/30/16	10,107,100
5,465,000	Wyeth LLC, 5.500%, 2/15/16	5,631,644
		65,480,570

	Energy-1.1%
5,000,000	Apache Corp., 3.250%, 4/15/22	4,911,565
5,000,000	BP Capital Markets PLC, 3.245%, 5/6/22	5,007,960

See Notes to Financial Statements.
12	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2015

Shares or Principal Amount		Value
	Energy (continued)
$10,000,000	Diamond Offshore Drilling, Inc., 5.875%, 5/1/19	$11,183,330
5,000,000	Occidental Petroleum Corp., 1.750%, 2/15/17	5,044,645
5,050,000	Shell International Finance BV, 2.375%, 8/21/22	4,875,492
5,000,000	Shell International Finance BV, 6.375%, 12/15/38	6,267,425
10,000,000	Statoil ASA, 2.250%, 11/8/19	10,021,980
		47,312,397

	Financial-1.5%
5,000,000	Aflac, Inc., 2.650%, 2/15/17	5,117,110
5,000,000	Bank of America Corp., 1.777%, 4/27/16(b)	5,029,450
5,000,000	Berkshire Hathaway, Inc., 3.750%, 8/15/21	5,367,870
5,000,000	Citigroup, Inc., 4.450%, 1/10/17	5,223,195
10,000,000	General Electric Capital Corp., 1.075%, 4/15/20(b)	10,070,060
2,000,000	General Electric Capital Corp., 6.875%, 1/10/39	2,677,034
15,000,000	JPMorgan Chase & Co., 2.600%, 1/15/16	15,118,395
5,000,000	Morgan Stanley & Co., 3.450%, 11/2/15	5,045,335
5,000,000	Morgan Stanley & Co., 4.750%, 3/22/17	5,274,040
5,000,000	UBS AG, 5.875%, 12/20/17	5,499,585
		64,422,074

	Industrial-0.2%
1,000,000	Caterpillar, Inc., 7.900%, 12/15/18	1,200,268
1,000,000	Caterpillar, Inc., 8.250%, 12/15/38	1,487,535
5,000,000	United Technologies Corp., 3.100%, 6/1/22	5,033,870
		7,721,673

	Technology-0.8%
8,000,000	Google, Inc., 3.625%, 5/19/21	8,571,344
5,000,000	Intel Corp., 3.300%, 10/1/21	5,214,140
3,000,000	International Business Machines Corp., 1.950%, 7/22/16	3,042,852
7,000,000	International Business Machines Corp., 1.875%, 8/1/22	6,527,038
3,700,000	Microsoft Corp., 5.200%, 6/1/39	4,130,839
5,000,000	Oracle Corp., 2.500%, 10/15/22	4,812,040
		32,298,253

	Utilities-0.2%
5,000,000	Duke Energy Florida, Inc., Series A, 5.800%, 9/15/17	5,472,815
4,600,000	San Diego Gas & Electric Co., 3.000%, 8/15/21	4,712,065
		10,184,880

TOTAL CORPORATE BONDS (Cost $247,637,731)		248,043,945

MORTGAGE BACKED SECURITIES-0.6%
	Federal National Mortgage Association-0.5%
15,065,591	3.500%, 9/1/33	15,737,801
2,429,913	4.500%, 9/1/40	2,552,050
		18,289,851

See Notes to Financial Statements.
Annual Report | June 30, 2015	13

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2015

Shares or Principal Amount		Value
	Government National Mortgage Association-0.1%
$4,780,731	4.000%, 12/20/40	$5,116,874

TOTAL MORTGAGE BACKED SECURITIES (Cost $22,819,019)		23,406,725

U.S. GOVERNMENT AGENCIES-2.1%
	Federal Farm Credit Banks-0.9%
10,000,000	1.750%, 5/28/20	9,897,630
10,000,000	2.380%, 5/15/23	9,663,660
10,000,000	3.250%, 7/7/25	9,981,920
10,000,000	3.220%, 3/26/31	9,777,530
		39,320,740
	Federal Home Loan Bank-0.4%
5,000,000	1.600%, 10/22/20	4,905,555
10,000,000	2.430%, 10/11/22	9,829,520
		14,735,075
	Federal Home Loan Banks-0.7%
25,000,000	2.125%, 6/25/25 (b)	24,985,125
5,850,000	3.270%, 7/7/25	5,852,691
		30,837,816
	United States Department of Housing and Urban Development-0.1%
5,000,000	2.050%, 8/1/19	5,097,130

TOTAL U.S. GOVERNMENT AGENCIES (Cost $91,023,211)		89,990,761

U.S. TREASURY BONDS & NOTES-28.9%
	U.S. Treasury Bonds-3.3%
60,000,000	5.375%, 2/15/31	80,493,720
40,000,000	3.125%, 2/15/42	40,037,520
20,000,000	2.750%, 8/15/42	18,542,180
		139,073,420
	U.S. Treasury Inflation Indexed Bonds-0.1%
5,295,851	0.625%, 2/15/43	4,652,490

	U.S. Treasury Inflation Indexed Notes-0.7%
12,986,835	1.625%, 1/15/18	13,712,267
16,133,113	0.125%, 1/15/22	15,962,957
		29,675,224
	U.S. Treasury Notes-24.8%
35,000,000	2.000%, 1/31/16	35,377,335
15,000,000	0.250%, 5/15/16	14,992,965
41,000,000	1.000%, 9/30/16	41,294,708
125,000,000	0.375%, 10/31/16	124,863,250
58,000,000	4.625%, 2/15/17	61,806,250
50,000,000	0.875%, 10/15/17	50,089,850
100,000,000	0.875%, 11/15/17	100,132,800
150,000,000	1.500%, 8/31/18	151,851,600
160,000,000	2.750%, 2/15/19	168,337,440
175,000,000	1.500%, 10/31/19	174,945,400
95,000,000	2.625%, 11/15/20	99,178,480

See Notes to Financial Statements.
14	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2015

Shares or Principal Amount			Value
		U.S. Treasury Notes (continued)
	$30,000,000	2.750%, 11/15/23	$31,150,770
			1,054,020,848

TOTAL U.S. TREASURY BONDS & NOTES (Cost $1,221,062,919)			1,227,421,982

FOREIGN BONDS-1.0%
		Australia Government-0.2%
AUD	10,000,000	5.250%, 3/15/19	8,571,807

		Canada Government-0.2%
CAD	5,000,000	3.750%, 6/1/19	4,485,188
CAD	5,000,000	3.500%, 6/1/20	4,501,922
			8,987,110
		International Bank for Reconstruction & Development-0.1%
TRY	8,000,000	6.000%, 7/23/15	2,975,770

		Netherlands Government-0.1%
EUR	3,000,000	4.000%, 7/15/19(c)	3,874,570

		New Zealand Government Bond-0.3%
NZD	15,000,000	5.000%, 3/15/19	10,893,553

		Queensland Treasury Corp.-0.1%
AUD	5,000,000	6.000%, 10/14/15	3,900,937

TOTAL FOREIGN BONDS (Cost $44,173,942)			39,203,747

MUNICIPAL BONDS-3.5%
		California-0.0%(a)
	1,000,000	Citrus Community College District General Obligation Unlimited Bonds, Series B, 4.750%, 6/1/31	1,076,610

		Colorado-0.0%(a)
	1,000,000	Adams County School District No. 14 General Obligation Unlimited Bonds, 5.000%, 12/1/26	1,061,660

		Connecticut-0.2%
	5,350,000	State of Connecticut, Series D, 5.000%, 11/1/25	6,194,926

		Florida-0.3%
	10,775,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series C, 5%, 6/1/2023, 5.000%, 6/1/23	12,987,000
	1,000,000	Florida State Board of Education Capital Outlay General Obligation Bonds, Series D, 5.000%, 6/1/38	1,094,810
			14,081,810
		Georgia-0.2%
	3,000,000	State of Georgia General Obligation Unlimited Bonds, Series B, 4.500%, 1/1/29	3,273,570
	5,000,000	State of Georgia General Obligation Unlimited Bonds, Series D, 5.000%, 2/1/25	5,978,900
			9,252,470
		Hawaii-0.3%
	9,000,000	City and County of Honolulu General Obligation Unlimited Bonds, Series B, 5.000%, 11/1/25	10,608,210

See Notes to Financial Statements.
Annual Report | June 30, 2015	15

Schedule of Investments	James Balanced: Golden Rainbow Fund
June 30, 2015

Shares or Principal Amount		Value
	Illinois-0.0%(a)
$500,000	Kane & DeKalb Counties Community Unit School District No. 302 Kaneland General Obligation Unlimited Bonds (School Building), 5.500%, 2/1/28	$512,975
1,000,000	Village of Bolingbrook General Obligation Unlimited Bonds, 5.000%, 1/1/37	1,068,630
		1,581,605
	Maryland-0.1%
5,000,000	County of Montgomery General Obligation Unlimited Bonds, Series A, 3.000%, 11/1/29	4,824,250

	Massachusetts-0.0%(a)
1,000,000	Commonwealth of Massachusetts General Obligation Limited Bonds, Series C, 5.250%, 8/1/22	1,090,500

	Michigan-0.0%(a)
1,000,000	Marysville Public School District General Obligation Unlimited Bonds (School Building & Site), 5.000%, 5/1/32	1,063,680

	Ohio-1.0%
7,450,000	Beavercreek City School District General Obligation Unlimited Bonds, 3.250%, 12/1/36	6,839,547
5,450,000	City of Columbus General Obligation Various Purpose Limited Tax Bonds, Series B, 3.250%, 8/15/24	5,711,436
5,000,000	County of Cuyahoga General Obligation Limited (Capital Improvement), Series A, 4.000%, 12/1/37	5,104,650
	Greenville City School District General Obligation Unlimited Bonds (School Improvement):
5,000,000	5.000%, 1/1/46	5,283,150
11,000,000	5.500%, 1/1/51	11,986,810
1,100,000	Miamisburg City School District General Obligation Unlimited Bonds (School Facilities Construction & Improvement), 5.000%, 12/1/33	1,212,981
500,000	Mount Healthy City School District General Obligation Unlimited Bonds (School Improvement), 5.000%, 12/1/26	556,620
1,000,000	Ohio State University General Recipients Revenue Bonds, Series C, 4.910%, 6/1/40	1,136,480
105,000	Ohio State University Prerefunded Revenue Bonds, Series A, 5.000%, 12/1/28	118,488
895,000	Ohio State University Unrefunded Revenue Bonds, Series A, 5.000%, 12/1/28	995,688
500,000	Springboro Community City School District General Obligation Unlimited Bonds, 5.250%, 12/1/23	597,495
	State of Ohio General Obligation Unlimited Bonds, Series A:
365,000	5.375%, 9/1/28	407,103
635,000	5.375%, 9/1/28	700,316
1,000,000	Wright State University Revenue Bonds, 4.000%, 5/1/18	1,066,170
		41,716,934
	Pennsylvania-0.6%
20,000,000	Commonwealth of Pennsylvania General Obligation Unlimited Bonds, First Series, 5.000%, 6/1/24	23,137,800

	Texas-0.4%
1,000,000	Friendswood Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/37	1,073,740
1,000,000	Judson Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/1/37	1,052,800
500,000	Lamar Consolidated Independent School District General Obligation Unlimited Bonds (Schoolhouse), 5.000%, 2/15/38	528,025
7,150,000	New Caney Independent School District General Obligation Unlimited Bonds (School Building), Series AD, 5.000%, 2/15/35	7,357,636
5,335,000	Port of Houston Authority General Obligation Unlimited Bonds, Series D-1, 5.000%, 10/1/35	6,164,059
1,000,000	Tyler Independent School District General Obligation Unlimited Bonds (School Building), 5.000%, 2/15/34	1,084,630
		17,260,890
	Washington-0.3%
5,000,000	State of Washington General Obligation Unlimited Bonds, Series D, 4.000%, 2/1/37	5,063,350

See Notes to Financial Statements.
16	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Schedule of Investments
June 30, 2015

Shares or Principal Amount		Value
	Washington (continued)
$5,845,000	State of Washington General Obligation Various Purpose Unlimited Bonds, Series D, 5.000%, 2/1/20	$6,764,769
		11,828,119
	Wisconsin-0.1%
5,000,000	State of Wisconsin General Obligation Unlimited Bonds, Series C, 5.000%, 5/1/25	5,829,000

TOTAL MUNICIPAL BONDS (Cost $147,718,980)		150,608,464

SHORT TERM INVESTMENTS-4.1%
	Mutual Funds-4.1%
174,735,225	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	174,735,225

TOTAL SHORT TERM INVESTMENTS (Cost $174,735,225)		174,735,225

TOTAL INVESTMENT SECURITIES-100.9% (Cost $3,814,971,413)		4,289,934,511
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.9)%		(38,943,960)
NET ASSETS-100.0%		$4,250,990,551

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.
(b)	Floating or variable rate security. Interest rate disclosed is that which is in effect at June 30, 2015.
(c)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate market value of those securities was $3,874,570, representing 0.09% of net assets.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
ADR - American Depositary Receipt
ASA - Allmennaksjeselskap is the Norwegian term for public limited company
AUD - Australian Dollar
BV - Besloten Vennootschap is the Dutch term for private limited liability company
CAD - Canadian Dollar
ETF - Exchange Traded Fund
EUR - Euro
LLC - Limited Liability Company
Ltd. - Limited
MSCI - Morgan Stanley Capital International
NV - Naamloze Vennootschap is the Dutch term for a public limited liability corporation
NZD - New Zealand Dollar
PLC - Public Limited Company
REIT - Real Estate Investment Trust
SPDR - Standard & Poor’s Depositary Receipts
TRY - Turkish Lira

See Notes to Financial Statements.
Annual Report | June 30, 2015	17

Schedule of Investments	James Small Cap Fund
June 30, 2015

Shares		Value
COMMON STOCKS-96.8%
	Basic Materials-9.5%
27,010	A Schulman, Inc.	$1,180,877
29,430	Cooper Tire & Rubber Co.	995,617
27,410	Innospec, Inc.	1,234,546
133,210	Lydall, Inc.*	3,937,688
14,675	Minerals Technologies, Inc.	999,808
48,910	Neenah Paper, Inc.	2,883,734
13,475	OCI Resources LP	330,137
98,375	Richmont Mines, Inc.*	311,849
		11,874,256

	Consumer, Cyclical-15.7%
32,358	Asbury Automotive Group, Inc.*	2,932,282
72,024	Cato Corp., Class A	2,791,650
7,630	Cherokee, Inc.	215,013
34,224	Flexsteel Industries, Inc.	1,474,712
164,625	Hawaiian Holdings, Inc.*	3,909,844
79,037	Insight Enterprises, Inc.*	2,363,997
11,465	Meritage Homes Corp.*	539,887
42,530	Multi-Color Corp.	2,716,816
31,490	Patrick Industries, Inc.*	1,198,195
54,950	PC Connection, Inc.	1,359,463
8,305	Wayside Technology Group, Inc.	164,605
		19,666,464

	Consumer, Non-cyclical-12.5%
32,595	Cardtronics, Inc.*	1,207,645
7,660	Coca-Cola Bottling Co. Consolidated	1,157,196
16,055	Helen of Troy, Ltd.*	1,565,202
39,300	Ingles Markets, Inc., Class A	1,877,361
30,297	John B Sanfilippo & Son, Inc.	1,572,414
14,080	Lannett Co., Inc*	836,915
45,057	National HealthCare Corp.	2,928,254
32,063	Natural Health Trends Corp.	1,329,332
49,180	Natus Medical, Inc.*	2,093,101
60,780	Pointer Telocation, Ltd.*	527,267
32,470	Superior Uniform Group, Inc.	537,054
		15,631,741

	Energy-4.1%
210,300	Advantage Oil & Gas, Ltd.*	1,331,199
59,593	Delek US Holdings, Inc.	2,194,214
136,433	Star Gas Partners LP	1,204,703
9,650	World Fuel Services Corp.	462,718
		5,192,834

	Financial-18.0%
51,090	Aircastle, Ltd.	1,158,210
29,033	Argo Group International Holdings, Ltd.	1,617,138
33,875	Aspen Insurance Holdings, Ltd.	1,622,613
27,190	Ellington Residential Mortgage, REIT	388,273
29,136	ePlus, Inc.*	2,233,274

See Notes to Financial Statements.
18	www.jamesfunds.com

James Small Cap Fund	Schedule of Investments
June 30, 2015

Shares		Value
	Financial (continued)
35,945	FBL Financial Group, Inc., Class A	$2,074,745
84,800	FelCor Lodging Trust, Inc., REIT	837,824
34,293	Hersha Hospitality Trust, REIT	879,260
78,471	MainSource Financial Group, Inc.	1,722,439
86,533	Montpelier Re Holdings, Ltd.	3,418,054
3,240	MutualFirst Financial, Inc.	75,265
28,640	Nelnet, Inc., Class A	1,240,398
47,450	Outerwall, Inc.	3,611,420
11,888	Piper Jaffray Cos.*	518,792
42,625	Premier Financial Bancorp, Inc.	658,556
34,303	Reading International, Inc., Class A*	475,097
		22,531,358

	Industrial-11.3%
56,860	American Axle & Manufacturing Holdings, Inc.*	1,188,943
71,990	Covenant Transportation Group, Inc., Class A*	1,804,069
25,625	Dana Holding Corp.	527,362
23,520	Gentherm, Inc.*	1,291,483
64,630	Headwaters, Inc.*	1,177,559
6,335	L.S. Starrett Co., Class A	95,025
84,275	Meritor, Inc.*	1,105,688
7,330	SL Industries, Inc.*	283,011
218,175	SORL Auto Parts, Inc.*	711,250
12,818	Strattec Security Corp.	880,597
131,688	Supreme Industries, Inc., Class A	1,128,566
115,415	Tsakos Energy Navigation, Ltd.	1,099,905
37,105	Unifi, Inc.*	1,243,018
57,080	USA Truck, Inc.*	1,211,808
38,320	Willdan Group, Inc.*	428,418
		14,176,702

	Technology-19.2%
53,915	AAR Corp.	1,718,271
161,520	ACCO Brands Corp.*	1,255,010
41,675	Cascade Microtech, Inc.*	634,502
24,220	Cohu, Inc.	320,431
46,623	Deluxe Corp.	2,890,626
48,525	FormFactor, Inc.*	446,430
30,515	Leidos Holdings, Inc.	1,231,891
93,750	Mentor Graphics Corp.	2,477,812
100,325	Mind CTI, Ltd.	260,845
66,860	NCI, Inc., Class A	690,664
137,350	Orbotech, Ltd.*	2,856,880
75,885	Pericom Semiconductor Corp.	997,888
68,355	Sanmina Corp.*	1,378,037
19,555	SYNNEX Corp.	1,431,230
192,566	Tower Semiconductor, Ltd.*	2,973,219
60,285	VASCO Data Security International, Inc.*	1,820,004
85,650	ZAGG, Inc.*	678,348
		24,062,088

	Utilities-6.5%
33,840	Gas Natural, Inc.	348,552

See Notes to Financial Statements.
Annual Report | June 30, 2015	19

Schedule of Investments	James Small Cap Fund
June 30, 2015

Shares		Value
	Utilities (continued)
8,575	IDACORP, Inc.	$481,400
53,510	Inteliquent, Inc.	984,584
44,510	PNM Resources, Inc.	1,094,946
51,210	Portland General Electric Co.	1,698,124
705,488	Vonage Holdings Corp.*	3,463,946
		8,071,552

TOTAL COMMON STOCKS (Cost $97,119,489)		121,206,995

SHORT TERM INVESTMENTS-5.8%
	Mutual Funds-5.8%
7,224,591	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	7,224,591

TOTAL SHORT TERM INVESTMENTS (Cost $7,224,591)		7,224,591

TOTAL INVESTMENT SECURITIES-102.6% (Cost $104,344,080)		128,431,586
OTHER LIABILITIES IN EXCESS OF ASSETS-(2.6)%		(3,286,098)
NET ASSETS-100.0%		$125,145,488

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

LP - Limited Partnership
Ltd. - Limited
REIT - Real Estate Investment Trust

See Notes to Financial Statements.
20	www.jamesfunds.com

James Mid Cap Fund	Schedule of Investments
June 30, 2015

Shares		Value
COMMON STOCKS-94.3%
	Basic Materials-11.2%
4,500	A Schulman, Inc.	$196,740
5,000	Avery Dennison Corp.	304,700
5,000	Celanese Corp., Series A	359,400
10,000	Cooper Tire & Rubber Co.	338,300
7,329	Cytec Industries, Inc.	443,624
12,000	Goodyear Tire & Rubber Co.	361,800
4,000	Newmont Mining Corp.	93,440
10,000	Olin Corp.	269,500
		2,367,504

	Consumer, Cyclical-16.8%
16,500	Alaska Air Group, Inc.	1,063,095
3,500	Asbury Automotive Group, Inc.*	317,170
8,000	Cato Corp., Class A	310,080
5,000	Dillard’s, Inc., Class A	525,950
6,500	Foot Locker, Inc.	435,565
8,444	Hawaiian Holdings, Inc.*	200,545
4,500	Skechers U.S.A., Inc., Class A*	494,055
5,000	Vista Outdoor, Inc.*	224,500
		3,570,960

	Consumer, Non-cyclical-7.8%
4,000	DST Systems, Inc.	503,920
6,000	Helen of Troy, Ltd.*	584,940
4,500	Ingles Markets, Inc., Class A	214,965
100	Seaboard Corp.*	359,900
		1,663,725

	Energy-6.7%
8,000	Delek US Holdings, Inc.	294,560
8,250	HollyFrontier Corp.	352,193
5,000	Tesoro Corp.	422,050
7,220	World Fuel Services Corp.	346,199
		1,415,002

	Financial-14.9%
7,000	Allied World Assurance Co. Holdings AG	302,540
8,775	American Financial Group, Inc.	570,726
3,585	AmTrust Financial Services, Inc.	234,853
4,000	Aspen Insurance Holdings, Ltd.	191,600
12,000	CBL & Associates Properties, Inc., REIT	194,400
10,000	Horace Mann Educators Corp.	363,800
10,000	Montpelier Re Holdings, Ltd.	395,000
11,350	Nelnet, Inc., Class A	491,569
11,000	XL Group PLC	409,200
		3,153,688

	Industrial-16.7%
3,000	AMERCO	980,730
15,000	American Axle & Manufacturing Holdings, Inc.*	313,650
6,000	Gentherm, Inc.*	329,460

See Notes to Financial Statements.
Annual Report | June 30, 2015	21

Schedule of Investments	James Mid Cap Fund
June 30, 2015

Shares		Value
	Industrial (continued)
5,000	Greenbrier Cos., Inc.	$234,250
16,565	Hollysys Automation Technologies, Ltd.	398,057
17,437	Jarden Corp.*	902,364
15,498	Meritor, Inc.*	203,334
2,000	Ryder System, Inc.	174,740
		3,536,585

	Technology-13.1%
14,110	AAR Corp.	449,686
7,750	Arrow Electronics, Inc.*	432,450
7,000	Avnet, Inc.	287,770
13,950	Deluxe Corp.	864,900
5,000	Orbital ATK, Inc.	366,800
5,000	SYNNEX Corp.	365,950
		2,767,556

	Utilities-7.1%
15,550	CMS Energy Corp.	495,112
4,975	DTE Energy Co.	371,334
4,000	IDACORP, Inc.	224,560
8,000	Portland General Electric Co.	265,280
4,500	UGI Corp.	155,025
		1,511,311

TOTAL COMMON STOCKS (Cost $14,767,274)		19,986,331

SHORT TERM INVESTMENTS-5.7%
	Mutual Funds-5.7%
1,201,019	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	1,201,019

TOTAL SHORT TERM INVESTMENTS (Cost $1,201,019)		1,201,019

TOTAL INVESTMENT SECURITIES-100.0% (Cost $15,968,293)		21,187,350
OTHER ASSETS IN EXCESS OF LIABILITIES-0.0%(a)		2,377
NET ASSETS-100.0%		$21,189,727

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Less than 0.05% of Net Assets.

AG - Aktiengesellschaft is a German term that refers to a corporation that is limited by shares, i.e., owned by shareholders
Ltd. - Limited
PLC - Public Limited Company.
REIT - Real Estate Investment Trust

See Notes to Financial Statements.
22	www.jamesfunds.com

James Micro Cap Fund	Schedule of Investments
June 30, 2015

Shares		Value
COMMON STOCKS-95.7%
	Basic Materials-4.7%
19,780	Lydall, Inc.*	$584,697
9,215	OCI Resources LP	225,768
102,085	Richmont Mines, Inc.*	323,609
		1,134,074

	Consumer, Cyclical-16.1%
5,225	Cherokee, Inc.	147,241
23,426	Flexsteel Industries, Inc.	1,009,426
18,545	Hawaiian Holdings, Inc.*	440,444
6,260	Multi-Color Corp.	399,889
21,586	Patrick Industries, Inc.*	821,347
37,593	PC Connection, Inc.	930,051
5,455	Wayside Technology Group, Inc.	108,118
		3,856,516

	Consumer, Non-cyclical-16.6%
5,270	Coca-Cola Bottling Co. Consolidated	796,139
12,480	Ingles Markets, Inc., Class A	596,170
20,746	John B Sanfilippo & Son, Inc.	1,076,717
21,934	Natural Health Trends Corp.	909,384
30,335	Pointer Telocation, Ltd.*	263,156
21,362	Superior Uniform Group, Inc.	353,327
		3,994,893

	Energy-3.4%
93,311	Star Gas Partners LP	823,936
		823,936

	Financial-16.9%
18,595	Ellington Residential Mortgage, REIT	265,537
19,948	ePlus, Inc.*	1,529,014
55,463	MainSource Financial Group, Inc.	1,217,413
2,230	MutualFirst Financial, Inc.	51,803
8,447	Piper Jaffray Cos.*	368,627
20,370	Premier Financial Bancorp, Inc.	314,716
22,579	Reading International, Inc., Class A*	312,719
		4,059,829

	Industrial-17.1%
49,225	Covenant Transportation Group, Inc., Class A*	1,233,578
4,320	L.S. Starrett Co., Class A	64,800
5,050	SL Industries, Inc.*	194,980
109,963	SORL Auto Parts, Inc.*	358,479
8,781	Strattec Security Corp.	603,255
62,933	Supreme Industries, Inc., Class A	539,336
39,060	USA Truck, Inc.*	829,244
24,615	Willdan Group, Inc.*	275,196
		4,098,868

	Technology-14.1%
26,225	Cascade Microtech, Inc.*	399,276

See Notes to Financial Statements.
Annual Report | June 30, 2015	23

Schedule of Investments	James Micro Cap Fund
June 30, 2015

Shares		Value
	Technology (continued)
16,595	Cohu, Inc.	$219,552
33,250	FormFactor, Inc.*	305,900
68,620	Mind CTI, Ltd.	178,412
38,960	NCI, Inc., Class A	402,457
34,641	Orbotech, Ltd.*	720,533
51,900	Pericom Semiconductor Corp.	682,485
58,580	ZAGG, Inc.*	463,953
		3,372,568

	Utilities-6.8%
22,348	Gas Natural, Inc.	230,184
42,650	Inteliquent, Inc.	784,760
127,550	Vonage Holdings Corp.*	626,271
		1,641,215

TOTAL COMMON STOCKS (Cost $18,266,523)		22,981,899

SHORT TERM INVESTMENTS-6.3%
	Mutual Funds-6.3%
1,519,394	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	1,519,394

TOTAL SHORT TERM INVESTMENTS (Cost $1,519,394)		1,519,394

TOTAL INVESTMENT SECURITIES-102.0% (Cost $19,785,917)		24,501,293
OTHER LIABILITIES IN EXCESS OF ASSETS-(2.0)%		(475,413)
NET ASSETS-100.0%		$24,025,880

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.

LP - Limited Partnership
Ltd. - Limited
REIT - Real Estate Investment Trust

See Notes to Financial Statements.
24	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2015

Shares		Value
COMMON STOCKS-128.7%
	Basic Materials-12.4%
11,310	Avery Dennison Corp.	$689,231
9,930	Celanese Corp., Series A(a)	713,768
12,340	Cooper Tire & Rubber Co.(a)	417,462
3,820	Cytec Industries, Inc.	231,225
13,750	Dow Chemical Co.(a)	703,588
28,190	Goodyear Tire & Rubber Co.(a)	849,929
7,780	Innospec, Inc.(a)	350,411
8,430	Lydall, Inc.*(a)	249,191
		4,204,805

	Consumer, Cyclical-18.0%
16,740	Alaska Air Group, Inc.(a)	1,078,558
14,110	Cato Corp., Class A(a)	546,903
3,240	Dillard’s, Inc., Class A(a)	340,816
32,420	Hanesbrands, Inc.(a)	1,080,234
5,410	Meritage Homes Corp.*(a)	254,757
3,500	Multi-Color Corp.(a)	223,580
37,170	Republic Airways Holdings, Inc.*(a)	341,221
18,270	RR Donnelley & Sons Co.	318,446
7,500	Skechers U.S.A., Inc., Class A*(a)	823,425
28,530	Southwest Airlines Co.(a)	944,058
1,970	Wal-Mart Stores, Inc.(a)	139,732
		6,091,730

	Consumer, Non-cyclical-27.9%
5,980	Aetna, Inc.(a)	762,211
2,600	Anthem, Inc.	426,764
13,970	Dr Pepper Snapple Group, Inc.(a)	1,018,413
6,340	DST Systems, Inc.	798,713
4,625	Eli Lilly & Co.(a)	386,141
10,260	Helen of Troy, Ltd.*(a)	1,000,248
18,580	Kroger Co.(a)	1,347,236
11,580	Merck & Co., Inc.(a)	659,249
17,365	Pfizer, Inc.(a)	582,249
2,420	Sanderson Farms, Inc.(a)	181,887
40,870	SUPERVALU, Inc.*(a)	330,638
16,060	UnitedHealth Group, Inc.(a)	1,959,320
		9,453,069

	Energy-4.6%
1,340	Exxon Mobil Corp.	111,488
2,700	HollyFrontier Corp.	115,263
10,340	Tesoro Corp.(a)	872,799
4,110	Valero Energy Corp.(a)	257,286
4,420	World Fuel Services Corp.(a)	211,939
		1,568,775

	Financial-19.2%
13,950	AmTrust Financial Services, Inc.	913,865
6,760	FBL Financial Group, Inc., Class A(a)	390,187
2,480	Goldman Sachs Group, Inc.(a)	517,799

See Notes to Financial Statements.
Annual Report | June 30, 2015	25

Schedule of Investments	James Long-Short Fund
June 30, 2015

Shares		Value
	Financial (continued)
9,940	JPMorgan Chase & Co.(a)	$673,534
77,090	KeyCorp(a)	1,157,892
12,410	Piper Jaffray Cos.*(a)	541,572
17,650	PNC Financial Services Group, Inc.(a)	1,688,223
6,390	Travelers Cos., Inc.(a)	617,657
		6,500,729

	Industrial-15.5%
970	AMERCO(a)	317,103
15,270	Greenbrier Cos., Inc.(a)	715,400
21,710	Magna International, Inc.(a)	1,217,714
24,780	Meritor, Inc.*	325,114
10,320	Ryder System, Inc.(a)	901,658
34,490	Smith & Wesson Holding Corp.*(a)	572,189
7,820	Sonoco Products Co.(a)	335,165
44,480	Tsakos Energy Navigation, Ltd.(a)	423,894
5,040	United Rentals, Inc.*(a)	441,605
		5,249,842

	Technology-24.4%
44,220	ACCO Brands Corp.*(a)	343,589
6,800	Apple, Inc.(a)	852,890
26,395	Deluxe Corp.(a)	1,636,490
7,955	Lockheed Martin Corp.(a)	1,478,834
6,570	Northrop Grumman Corp.(a)	1,042,199
32,920	Orbotech, Ltd.*	684,736
15,430	Symantec Corp.(a)	358,748
41,720	Tower Semiconductor, Ltd.*(a)	644,157
20,760	VASCO Data Security International, Inc.*(a)	626,744
7,730	Western Digital Corp.(a)	606,187
		8,274,574

	Utilities-6.7%
6,760	American Electric Power Co., Inc.(a)	358,077
6,270	Edison International(a)	348,487
13,005	PNM Resources, Inc.(a)	319,923
18,075	UGI Corp.(a)	622,684
125,555	Vonage Holdings Corp.*(a)	616,475
		2,265,646

TOTAL COMMON STOCKS (Cost $38,243,686)		43,609,170

See Notes to Financial Statements.
26	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2015

Shares	Value
SHORT TERM INVESTMENTS-1.6%
Mutual Funds-1.6%
538,798	First American Government Obligations Fund, Class Y, 7-Day Yield 0.006%	$538,798

TOTAL SHORT TERM INVESTMENTS (Cost $538,798)	538,798

TOTAL INVESTMENT SECURITIES-130.3% (Cost $38,782,484)	44,147,968
SECURITIES SOLD SHORT-(29.5)% (Proceeds $9,948,431)	(10,010,785)
OTHER LIABILITIES IN EXCESS OF ASSETS-(0.8)%	(246,739)
NET ASSETS-100.0%	$33,890,444

Shares		Value
SCHEDULE OF SECURITIES SOLD SHORT
COMMON STOCKS-(29.5)%
	Basic Materials-(0.5)%
(8,735)	Goldcorp, Inc.	$(141,507)
(1,475)	Platform Specialty Products Corp.	(37,731)
		(179,238)
	Consumer, Cyclical-(3.6)%
(1,120)	Alibaba Group Holding, Ltd.	(92,143)
(225)	Amazon.com, Inc.	(97,670)
(13,990)	Arcos Dorados Holdings, Inc., Class A	(73,588)
(3,010)	Carmike Cinemas, Inc.	(79,885)
(3,850)	Coherus Biosciences, Inc.	(111,265)
(5,475)	eLong, Inc., Sponsored ADR	(92,637)
(1,705)	Liberty Global PLC, Class A	(92,189)
(2,320)	Liberty Media Corp., Class A	(83,613)
(3,275)	Lumber Liquidators Holdings, Inc.	(67,825)
(4,980)	Pandora Media, Inc.	(77,389)
(9,875)	Pep Boys - Manny Moe & Jack	(121,166)
(2,125)	Sands China Ltd., ADR	(73,950)
(1,325)	Wayfair, Inc., Class A	(49,873)
(2,750)	Zoe’s Kitchen, Inc.	(112,585)
		(1,225,778)
	Consumer, Non-cyclical-(6.5)%
(6,200)	Amphastar Pharmaceuticals, Inc.	(108,996)
(12,945)	Boulder Brands, Inc.	(89,838)
(4,510)	Brookdale Senior Living, Inc.	(156,497)
(6,275)	Capital Senior Living Corp.	(153,738)
(6,850)	Depomed, Inc.	(147,001)
(2,375)	DexCom, Inc.	(189,953)
(5,985)	Insulet Corp.	(185,445)
(450)	Intercept Pharmaceuticals, Inc.	(108,621)
(4,095)	Karyopharm Therapeutics, Inc.	(111,425)
(1,475)	Keurig Green Mountain, Inc.	(113,029)
(2,720)	KYTHERA Biopharmaceuticals, Inc.	(204,843)
(770)	Nevro Corp.	(41,388)
(5,475)	StoneMor Partners LP	(165,071)
(18,000)	TherapeuticsMD, Inc.	(141,480)

See Notes to Financial Statements.
Annual Report | June 30, 2015	27

Schedule of Investments	James Long-Short Fund
June 30, 2015

Shares		Value
	Consumer, Non-cyclical (continued)
(4,950)	Wright Medical Group, Inc.	$(129,987)
(2,955)	ZS Pharma, Inc.	(154,812)
		(2,202,124)
	Energy-(5.8)%
(10,625)	Atlas Resource Partners LP	(66,512)
(5,110)	Baytex Energy Corp.	(79,614)
(3,025)	Cheniere Energy Partners LP	(93,321)
(1,925)	Clayton Williams Energy, Inc.	(126,569)
(3,105)	CrossAmerica Partners LP	(87,778)
(1,825)	CSI Compressco LP	(32,613)
(15,330)	Eclipse Resources Corp.	(80,636)
(2,000)	Gulfport Energy Corp.	(80,500)
(1,890)	InterOil Corp.	(113,778)
(10,450)	Kosmos Energy, Ltd.	(88,093)
(8,150)	Legacy Reserves LP	(69,845)
(4,765)	Memorial Resource Development Corp.	(90,392)
(3,375)	NGL Energy Partners LP	(102,364)
(4,025)	NOW, Inc.	(80,138)
(5,680)	Parsley Energy, Inc., Class A	(98,946)
(3,305)	Pattern Energy Group, Inc.	(93,796)
(1,690)	PDC Energy, Inc.	(90,652)
(575)	Pioneer Natural Resources Co.	(79,747)
(3,950)	Rice Energy, Inc.	(82,278)
(6,950)	Sanchez Energy Corp.	(68,110)
(5,975)	Stone Energy Corp.	(75,225)
(2,925)	Summit Midstream Partners LP	(96,642)
(1,375)	Western Gas Partners LP	(87,134)
		(1,964,683)
	Financial-(1.4)%
(9,550)	Hudson City Bancorp, Inc.	(94,354)
(2,600)	Interactive Brokers Group, Inc., Class A	(108,056)
(1,650)	Oaktree Capital Group LLC	(87,747)
(5,125)	The St. Joe Co.	(79,591)
(5,350)	Weibo Corp., Sponsored ADR	(91,699)
		(461,447)
	Industrial-(2.2)%
(3,650)	Golar LNG, Ltd.	(170,820)
(9,250)	Horsehead Holding Corp.	(108,410)
(4,225)	SunPower Corp.	(120,032)
(735)	Tesla Motors, Inc.	(197,171)
(15,010)	UTi Worldwide, Inc.	(149,950)
		(746,383)
	Technology-(7.7)%
(1,740)	21Vianet Group, Inc., ADR	(35,705)
(500)	58.com, Inc., ADR	(32,030)
(3,400)	Acacia Research Corp.	(29,818)
(980)	ACADIA Pharmaceuticals, Inc.	(41,042)
(1,605)	Accelerate Diagnostics, Inc.	(41,425)
(575)	Adeptus Health, Inc., Class A	(54,619)
(2,175)	Advaxis, Inc.	(44,218)
(1,425)	Aerovironment, Inc.	(37,164)
(5,350)	Agenus, Inc.	(46,170)

See Notes to Financial Statements.
28	www.jamesfunds.com

James Long-Short Fund	Schedule of Investments
June 30, 2015

Shares		Value
	Technology (continued)
(870)	Atara Biotherapeutics, Inc.	$(45,901)
(630)	Autodesk, Inc.	(31,547)
(875)	Barracuda Networks, Inc.	(34,667)
(1,700)	Bellicum Pharmaceuticals, Inc.	(36,159)
(1,100)	Benefitfocus, Inc.	(48,235)
(275)	Bluebird Bio, Inc.	(46,302)
(2,530)	Callidus Software, Inc.	(39,417)
(435)	Clovis Oncology, Inc.	(38,228)
(1,025)	Cogent Communications Holdings, Inc.	(34,686)
(800)	CommVault Systems, Inc.	(33,928)
(1,285)	Cornerstone OnDemand, Inc.	(44,718)
(1,175)	Cree, Inc.	(30,585)
(2,775)	Cypress Semiconductor Corp.	(32,634)
(2,140)	Epizyme, Inc.	(51,360)
(1,470)	Exact Sciences Corp.	(43,718)
(950)	Fluidigm Corp.	(22,990)
(930)	Fortinet, Inc.	(38,437)
(1,295)	Genomic Health, Inc.	(35,988)
(1,500)	GoDaddy, Inc., Class A	(42,285)
(2,105)	HMS Holdings Corp.	(36,143)
(1,750)	Hortonworks, Inc.	(44,310)
(4,300)	ImmunoGen, Inc.	(61,834)
(3,450)	inContact, Inc.	(34,052)
(3,705)	Intralinks Holdings, Inc.	(44,127)
(2,325)	InvenSense, Inc.	(35,107)
(2,600)	Ironwood Pharmaceuticals, Inc.	(31,356)
(3,140)	Keryx Biopharmaceuticals, Inc.	(31,337)
(675)	Kite Pharma, Inc.	(41,155)
(175)	LinkedIn Corp., Class A	(36,160)
(3,810)	LivePerson, Inc.	(37,376)
(1,700)	MakeMyTrip, Ltd.	(33,456)
(1,375)	The Medicines Co.	(39,339)
(1,475)	Nimble Storage, Inc.	(41,389)
(3,345)	Novadaq Technologies, Inc.	(40,508)
(3,600)	OPOWER, Inc.	(41,436)
(245)	Palo Alto Networks, Inc.	(42,802)
(675)	Proofpoint, Inc.	(42,977)
(1,695)	PROS Holdings, Inc.	(35,781)
(190)	Puma Biotechnology, Inc.	(22,183)
(2,975)	RealD, Inc.	(36,682)
(950)	RealPage, Inc.	(18,117)
(225)	Receptos, Inc.	(42,761)
(930)	RigNet, Inc.	(28,430)
(615)	Sage Therapeutics, Inc.	(44,895)
(2,730)	Sarepta Therapeutics, Inc.	(83,074)
(490)	ServiceNow, Inc.	(36,412)
(530)	Shutterstock, Inc.	(31,079)
(820)	Sina Corp.	(43,923)
(520)	Sohu.com, Inc.	(30,727)
(1,380)	Spectranetics Corp.	(31,754)
(535)	Splunk, Inc.	(37,247)
(1,400)	SunEdison, Inc.	(41,874)
(375)	Tableau Software, Inc., Class A	(43,237)

See Notes to Financial Statements.
Annual Report | June 30, 2015	29

Schedule of Investments	James Long-Short Fund
June 30, 2015

Shares		Value
	Technology (continued)
(1,240)	Varonis Systems, Inc.	$(27,392)
(275)	Vertex Pharmaceuticals, Inc.	(33,957)
(1,805)	Youku, Inc., ADR	(44,277)
(1,400)	Zayo Group Holdings, Inc.	(36,008)
(1,625)	Zendesk, Inc.	(36,091)
(365)	Zillow, Inc., Class A	(31,660)
		(2,626,401)
	Utilities-(1.8)%
(5,600)	Covanta Holding Corp.	(118,664)
(3,325)	Dynegy, Inc.	(97,256)
(16,900)	Frontier Communications Corp.	(83,655)
(1,075)	Grupo Televisa SAB, Sponsored ADR	(41,732)
(4,550)	NRG Energy, Inc.	(104,104)
(2,625)	NRG Yield, Inc., Class A	(57,724)
(2,675)	TerraForm Power, Inc., Class A	(101,596)
		(604,731)

TOTAL COMMON STOCKS SOLD SHORT		(10,010,785)

RIGHTS-0.0%
(320)	Furiex Pharmaceuticals, CVR(b)(c)	0

TOTAL RIGHTS SOLD SHORT		0

TOTAL SECURITIES SOLD SHORT-(29.5)%
(Proceeds $9,948,431)		$(10,010,785)

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. Those definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

*	Non-income producing security.
(a)	Security position is either entirely or partially help in a segregated account as collateral for securities sold short, aggregating a total security position market value of $27,406,245.
(b)	Security fair valued using methods determined in good faith by the Pricing Committee. As of June 30, 2015, the total market value of these securities was $0, representing 0.0% of net assets.
(c)	Security considered illiquid. On June 30, 2015, the total market value of these securities was $0, representing 0.0% of net assets.

ADR - American Depositary Receipt
CVR - Contingent Value Right
LLC - Limited Liability Company
LP - Limited Partnership
Ltd. - Limited
PLC - Public Limited Company
SAB - Sociedad Anonima Busatil is the Spanish term used for publicly held company

See Notes to Financial Statements.
30	www.jamesfunds.com

James Advantage Funds	Statements of Assets and Liabilities
June 30, 2015

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
ASSETS:

Investment securities:
At cost	$3,814,971,413	$104,344,080	$15,968,293	$19,785,917	$38,782,484
At value	$4,289,934,511	$128,431,586	$21,187,350	$24,501,293	$44,147,968
Cash	88,545	9,735	2,740	–	–
Deposits with brokers for securities sold short	–	–	–	–	97,675
Dividends and interest receivable	14,330,868	62,542	17,217	13,994	34,161
Receivable for securities sold	–	454,868	–	–	332,792
Receivable for capital shares sold	5,078,899	15,093	8,674	12,240	600
Other assets	144,255	–	–	–	–
Total Assets	4,309,577,078	128,973,824	21,215,981	24,527,527	44,613,196

LIABILITIES:

Payable due to broker for securities sold short	–	–	–	–	567,278
Payable for interest expense	–	–	–	–	379
Payable for securities sold short (proceeds $–, $–, $–, $– and $9,948,431, respectively)	–	–	–	–	10,010,785
Payable for dividends on securities sold short	–	–	–	–	9,400
Payable for capital shares redeemed	3,528,051	210,752	–	–	91,660
Payable for securities purchased	51,673,386	3,459,784	–	472,233	–
Accrued expenses:
Management fees	2,238,814	131,449	21,867	29,414	36,021
12b‐1 distribution and service fees	612,466	26,351	4,387	–	7,229
Trustee fees	2,355	–	–	–	–
Other payables	531,455	–	–	–	–
Total Liabilities	58,586,527	3,828,336	26,254	501,647	10,722,752
Net Assets	$4,250,990,551	$125,145,488	$21,189,727	$24,025,880	$33,890,444

NET ASSETS CONSIST OF:

Paid‐in capital	$3,703,617,395	$96,390,375	$14,851,878	$20,079,826	$31,198,965
Accumulated net investment income/(loss)	73,489	(160,754)	(21,753)	(27,241)	(154,104)
Accumulated net realized gain/(loss) on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	72,380,513	4,828,361	1,140,545	(742,081)	(2,457,547)
Net unrealized appreciation on investments, securities sold short and translation of assets and liabilities denominated in foreign currency	474,919,154	24,087,506	5,219,057	4,715,376	5,303,130
Net Assets	$4,250,990,551	$125,145,488	$21,189,727	$24,025,880	$33,890,444

See Notes to Financial Statements.
Annual Report | June 30, 2015	31

Statements of Assets and Liabilities	James Advantage Funds
June 30, 2015

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
PRICING OF RETAIL CLASS SHARES:

Net assets	$2,973,349,867	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	119,127,493	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$24.96	N/A	N/A	N/A	N/A

PRICING OF INSTITUTIONAL CLASS SHARES:

Net assets	$1,277,640,684	N/A	N/A	N/A	N/A
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	51,691,719	N/A	N/A	N/A	N/A
Net assets value, offering price and redemption price per share	$24.72	N/A	N/A	N/A	N/A

PRICING OF SHARES

Net assets	N/A	$125,145,488	$21,189,727	$24,025,880	$33,890,444
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par)	N/A	3,738,838	1,425,754	1,590,260	2,560,534
Net assets value, offering price and redemption price per share	N/A	$33.47	$14.86	$15.11	$13.24

See Notes to Financial Statements.
32	www.jamesfunds.com

James Advantage Funds	Statements of Operations
For the Year Ended June 30, 2015

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
INVESTMENT INCOME:

Dividends (Net of withholding taxes of $182,078, $9,979, $105, $5,097 and $1,925, respectively)	$32,561,131	$2,214,126	$256,398	$346,197	$557,073
Interest	36,978,823	–	–	–	–
Total Investment Income	69,539,954	2,214,126	256,398	346,197	557,073

EXPENSES:

Management fees	24,417,030	1,784,703	233,602	275,736	388,438
12b‐1 distribution and service fees ‐ Retail Class	6,808,449	–	–	–	–
12b‐1 distribution and service fees	–	358,341	46,895	–	77,965
Dividend expense on securities sold short	–	–	–	–	88,869
Broker fees and charges on securities sold short	–	–	–	–	285,928
Administration fee	1,216,713	–	–	–	–
Transfer agent fee	324,583	–	–	–	–
Interest expense	–	323	–	36	569
Custodian fees	321,801	–	–	–	–
Professional fees	169,729	–	–	–	–
Trustee fees	174,352	7,004	875	832	1,388
Registration fees	314,913	–	–	–	–
Shareholder report printing and mailing	390,051	–	–	–	–
Other expenses	103,536	–	–	–	–
Total Expenses	34,241,157	2,150,371	281,372	276,604	843,157
Net Investment Income/(Loss)	35,298,797	63,755	(24,974)	69,593	(286,084)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain/(loss) from:
Investments	105,377,919	13,922,731	1,310,582	125,414	(247,813)
Securities sold short	–	–	–	–	(1,296,429)
Foreign currency transactions	(98,550)	–	–	–	–
Net change in unrealized appreciation/(depreciation)on investments	(30,721,339)	(16,372,684)	(1,497,518)	1,199,893	(108,496)
Net change in unrealized appreciation on securities sold short	–	–	–	–	458,024
Net change in unrealized depreciation on foreign currency translation	(38,434)	–	–	–	–
Net Realized and Unrealized Gain/(Loss) on Investments	74,519,596	(2,449,953)	(186,936)	1,325,307	(1,194,714)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$109,818,393	$(2,386,198)	$(211,910)	$1,394,900	$(1,480,798)

See Notes to Financial Statements.
Annual Report | June 30, 2015	33

Statements of Changes in Net Assets	James Balanced: Golden Rainbow Fund

	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014

FROM OPERATIONS:

Net investment income	$35,298,797	$29,345,350
Net realized gain from investments and foreign currency transactions	105,279,369	92,300,568
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	(30,759,773)	252,558,077
Net Increase in net assets resulting from operations	109,818,393	374,203,995

DISTRIBUTIONS TO SHAREHOLDERS:

Retail Class Shares:
From net investment income	(20,167,201)	(21,653,078)
From net realized gain on investments	(88,883,031)	(20,059,389)
Institutional Class Shares:
From net investment income	(11,369,896)	(8,835,117)
From net realized gain on investments	(35,788,504)	(6,601,353)
Decrease in net assets from distributions to shareholders	(156,208,632)	(57,148,937)

CAPITAL SHARE TRANSACTIONS:

Retail Class Shares:
Proceeds from shares sold	1,083,291,781	970,253,861
Net asset value of shares issued in reinvestment of distributions to shareholders	106,212,553	40,193,298
Payments for shares redeemed	(673,909,544)	(492,466,806)
Net Increase in net assets from Retail Class capital share transactions	515,594,790	517,980,353

Institutional Class Shares:
Proceeds from shares sold	663,031,846	337,410,291
Net asset value of shares issued in reinvestment of distributions to shareholders	32,935,059	8,869,386
Payments for shares redeemed	(213,184,051)	(173,813,285)
Net Increase in net assets from Institutional Class capital share transactions	482,782,854	172,466,392
Total Increase in Net Assets	951,987,405	1,007,501,803

NET ASSETS:

Beginning of year	3,299,003,146	2,291,501,343
End of year	$4,250,990,551	$3,299,003,146
Accumulated Net Investment Income	$73,489	$1,368

See Notes to Financial Statements.
34	www.jamesfunds.com

James Balanced: Golden Rainbow Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014

SUMMARY OF CAPITAL SHARE ACTIVITY:

Retail Class Shares:
Shares sold	43,126,510	40,672,165
Shares issued in reinvestment of distributions to shareholders	4,294,108	1,676,454
Shares redeemed	(26,927,316)	(20,699,717)
Net Increase in shares outstanding	20,493,302	21,648,902
Shares outstanding, beginning of period	98,634,191	76,985,289
Shares outstanding, end of period	119,127,493	98,634,191

Institutional Class Shares:
Shares sold	26,756,542	14,287,435
Shares issued in reinvestment of distributions to shareholders	1,342,995	372,687
Shares redeemed	(8,578,394)	(7,356,017)
Net Increase in shares outstanding	19,521,143	7,304,105
Shares outstanding, beginning of period	32,170,576	24,866,471
Shares outstanding, end of period	51,691,719	32,170,576

See Notes to Financial Statements.
Annual Report | June 30, 2015	35

Statements of Changes in Net Assets	James Small Cap Fund

	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014

FROM OPERATIONS:

Net investment income/(loss)	$63,755	$(856)
Net realized gain from investments	13,922,731	30,606,598
Net change in unrealized depreciation on investments	(16,372,684)	(1,104,934)
Net Increase/(Decrease) in net assets resulting from operations	(2,386,198)	29,500,808

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	–	(4,195,369)
Decrease in net assets from distributions to shareholders	–	(4,195,369)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	19,950,230	52,552,673
Net asset value of shares issued in reinvestment of distributions to shareholders	–	3,188,000
Payments for shares redeemed	(55,955,457)	(78,780,404)
Net Decrease in net assets from capital share transactions	(36,005,227)	(23,039,731)
Total Increase/(Decrease) in Net Assets	(38,391,425)	2,265,708

NET ASSETS:

Beginning of year	163,536,913	161,271,205
End of year	$125,145,488	$163,536,913
Accumulated Net Investment Loss	$(160,754)	$(146,122)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	602,780	1,650,863
Shares issued in reinvestment of distributions to shareholders	–	96,753
Shares redeemed	(1,690,399)	(2,548,336)
Net Decrease in shares outstanding	(1,087,619)	(800,720)
Shares outstanding, beginning of period	4,826,457	5,627,177
Shares outstanding, end of period	3,738,838	4,826,457

See Notes to Financial Statements.
36	www.jamesfunds.com

James Mid Cap Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014

FROM OPERATIONS:

Net investment income/(loss)	$(24,974)	$8,284
Net realized gain from investments	1,310,582	1,353,284
Net change in unrealized appreciation/(depreciation) on investments	(1,497,518)	3,023,969
Net Increase/(Decrease) in net assets resulting from operations	(211,910)	4,385,537

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(8,282)	(44,965)
From net realized gain on investments	(1,523,309)	(445,588)
Decrease in net assets from distributions to shareholders	(1,531,591)	(490,553)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	5,839,177	3,235,678
Net asset value of shares issued in reinvestment of distributions to shareholders	1,395,032	445,408
Payments for shares redeemed	(2,932,412)	(3,587,463)
Net Increase in net assets from capital share transactions	4,301,797	93,623
Total Increase in Net Assets	2,558,296	3,988,607

NET ASSETS:

Beginning of year	18,631,431	14,642,824
End of year	$21,189,727	$18,631,431
Accumulated Net Investment Income/(Loss)	$(21,753)	$8,283

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	385,493	219,801
Shares issued in reinvestment of distributions to shareholders	96,071	30,687
Shares redeemed	(190,331)	(245,358)
Net Increase in shares outstanding	291,233	5,130
Shares outstanding, beginning of period	1,134,521	1,129,391
Shares outstanding, end of period	1,425,754	1,134,521

See Notes to Financial Statements.
Annual Report | June 30, 2015	37

Statements of Changes in Net Assets	James Micro Cap Fund

	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014

FROM OPERATIONS:

Net investment income/(loss)	$69,593	$(46,220)
Net realized gain from investments	125,414	3,491,006
Net change in unrealized appreciation/(depreciation) on investments	1,199,893	(296,945)
Net Increase in net assets resulting from operations	1,394,900	3,147,841

DISTRIBUTIONS TO SHAREHOLDERS:

From net investment income	(28,924)	(14,357)
From net realized gain on investments	(3,160,652)	–
Decrease in net assets from distributions to shareholders	(3,189,576)	(14,357)

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	9,202,348	4,477,035
Net asset value of shares issued in reinvestment of distributions to shareholders	2,984,065	13,928
Payments for shares redeemed, net of redemption fees	(2,621,653)	(3,185,478)
Net Increase in net assets from capital share transactions	9,564,760	1,305,485
Total Increase in Net Assets	7,770,084	4,438,969

NET ASSETS:

Beginning of year	16,255,796	11,816,827
End of year	$24,025,880	$16,255,796
Accumulated Net Investment Loss	$(27,241)	$(53,368)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	606,052	284,561
Shares issued in reinvestment of distributions to shareholders	208,473	815
Shares redeemed	(158,389)	(197,895)
Net Increase in shares outstanding	656,136	87,481
Shares outstanding, beginning of period	934,124	846,643
Shares outstanding, end of period	1,590,260	934,124

See Notes to Financial Statements.
38	www.jamesfunds.com

James Long-Short Fund	Statements of Changes in Net Assets

	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014

FROM OPERATIONS:

Net investment loss	$(286,084)	$(74,753)
Net realized gain/(loss) from investments	(1,544,242)	164,164
Net change in unrealized appreciation on investments and securities sold short	349,528	2,595,332
Net Increase/(Decrease) in net assets resulting from operations	(1,480,798)	2,684,743

CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold	20,956,361	8,883,357
Payments for shares redeemed	(9,031,159)	(3,816,320)
Net Increase in net assets from capital share transactions	11,925,202	5,067,037
Total Increase in Net Assets	10,444,404	7,751,780

NET ASSETS:

Beginning of year	23,446,040	15,694,260
End of year	$33,890,444	$23,446,040
Accumulated Net Investment Loss	$(154,104)	$(45,556)

SUMMARY OF CAPITAL SHARE ACTIVITY:

Shares sold	1,516,178	678,509
Shares redeemed	(654,209)	(321,186)
Net Increase in shares outstanding	861,969	357,323
Shares outstanding, beginning of period	1,698,565	1,341,242
Shares outstanding, end of period	2,560,534	1,698,565

See Notes to Financial Statements.
Annual Report | June 30, 2015	39

Financial Highlights	James Balanced: Golden Rainbow Fund – Retail Class
For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011

Net asset value - beginning of year	$25.28	$22.55	$20.93	$20.66	$18.32
Income from investment operations:
Net investment income	0.22 (a)	0.24 (a)	0.32 (a)	0.25	0.24
Net realized and unrealized gain	0.49	2.96	1.75	0.55	2.50
Total from investment operations	0.71	3.20	2.07	0.80	2.74

Less distributions:
From net investment income	(0.18)	(0.24)	(0.30)	(0.23)	(0.24)
From net realized gain on investments	(0.85)	(0.23)	(0.15)	(0.30)	(0.16)
Total distributions	(1.03)	(0.47)	(0.45)	(0.53)	(0.40)
Net asset value at end of year	$24.96	$25.28	$22.55	$20.93	$20.66

Total return	2.90%	14.32%	9.98%	3.98%	15.01%

Net assets, end of year (in thousands)	$2,973,350	$2,493,030	$1,735,736	$1,249,228	$937,696

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.97%	1.00%	1.04%	1.07%	1.12%
Ratio of net investment income to average net assets	0.86%	0.99%	1.45%	1.26%	1.27%
Portfolio turnover rate	43%	32%	58%	36%	36%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
40	www.jamesfunds.com

James Balanced: Golden Rainbow Fund – Institutional Class	Financial Highlights
For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011

Net asset value - beginning of year	$25.05	$22.35	$20.81	$20.61	$18.33
Income from investment operations:
Net investment income	0.28 (a)	0.29 (a)	0.38 (a)	0.33	0.32
Net realized and unrealized gain	0.50	2.94	1.73	0.52	2.47
Total from investment operations	0.78	3.23	2.11	0.85	2.79

Less distributions:
From net investment income	(0.26)	(0.30)	(0.42)	(0.35)	(0.35)
From net realized gain on investments	(0.85)	(0.23)	(0.15)	(0.30)	(0.16)
Total distributions	(1.11)	(0.53)	(0.57)	(0.65)	(0.51)
Paid-in capital from redemption fees	–	–	0.00 (b)	–	–
Net asset value at end of year	$24.72	$25.05	$22.35	$20.81	$20.61

Total return	3.20%	14.59%	10.26%	4.22%	15.27%

Net assets, end of year (in thousands)	$1,277,641	$805,973	$555,766	$304,731	$130,870

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	0.73%	0.75%	0.79%	0.82%	0.87%
Ratio of net investment income to average net assets	1.11%	1.24%	1.71%	1.52%	1.52%
Portfolio turnover rate	43%	32%	58%	36%	36%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.
Annual Report | June 30, 2015	41

Financial Highlights	James Small Cap Fund
For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011

Net asset value - beginning of year	$33.88	$28.66		$23.89	$23.88	$17.51
Income/(Loss) from investment operations:
Net investment income/(loss)	0.01 (a)	(0.00	)(a)(b)	0.36 (a)	0.15	0.05
Net realized and unrealized gain/(loss)	(0.42)	6.12		4.92	(0.11)	6.35
Total from investment operations	(0.41)	6.12		5.28	0.04	6.40

Less distributions:
From net investment income	–	(0.90)		(0.51)	(0.03)	(0.03)
Total distributions	–	(0.90)		(0.51)	(0.03)	(0.03)
Net asset value at end of year	$33.47	$33.88		$28.66	$23.89	$23.88

Total return	(1.21)%	21.46%		22.51%	0.16%	36.59%

Net assets, end of year (in thousands)	$125,145	$163,537		$161,271	$134,727	$81,505

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.04%	(0.00	)%(c)	1.39%	0.58%	0.23%
Portfolio turnover rate	76%	62%		41%	89%	60%

(a)	Calculated using the average shares method.
(b)	Amount rounds to less than ($0.005) per share.
(c)	Amount rounds to less than (0.005%).

See Notes to Financial Statements.
42	www.jamesfunds.com

James Mid Cap Fund	Financial Highlights
For a share outstanding throughout the years indicated.

	For the Year Ended June 30, 2015		For the Year Ended June 30, 2014	For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011

Net asset value - beginning of year	$16.42		$12.97	$10.69	$11.38	$8.59
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.02	)(a)	0.01 (a)	0.08 (a)	0.04	0.01
Net realized and unrealized gain/(loss)	(0.15)		3.87	2.23	(0.64)	2.82
Total from investment operations	(0.17)		3.88	2.31	(0.60)	2.83

Less distributions:
From net investment income	(0.01)		(0.04)	(0.03)	(0.09)	(0.04)
From net realized gain on investments	(1.38)		(0.39)	–	–	–
Total distributions	(1.39)		(0.43)	(0.03)	(0.09)	(0.04)
Net asset value at end of year	$14.86		$16.42	$12.97	$10.69	$11.38

Total return	(0.86)%		30.34%	21.68%	(5.26)%	32.97%

Net assets, end of year (in thousands)	$21,190		$18,631	$14,643	$12,657	$13,403

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%		1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	(0.13)%		0.05%	0.64%	0.32%	0.13%
Portfolio turnover rate	50%		31%	26%	36%	56%

(a)	Calculated using the average shares method.

See Notes to Financial Statements.
Annual Report | June 30, 2015	43

Financial Highlights	James Micro Cap Fund
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2015	For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Year Ended June 30, 2011 (a)

Net asset value - beginning of year	$17.40	$13.96		$11.71	$11.91	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	0.06 (b)	(0.05	)(b)	0.14 (b)	(0.01)	(0.03)
Net realized and unrealized gain/(loss)	1.12	3.50		2.25	(0.13)	1.94
Total from investment operations	1.18	3.45		2.39	(0.14)	1.91

Less distributions:
From net investment income	(0.02)	(0.01)		(0.14)	–	–
From net realized gain on investments	(3.45)	–		–	(0.06)	–
Total distributions	(3.47)	(0.01)		(0.14)	(0.06)	–
Paid-in capital from redemption fees	0.00 (c)	0.00	(c)	0.00 (c)	0.00 (c)	–
Net asset value at end of year	$15.11	$17.40		$13.96	$11.71	$11.91

Total return	7.95%	24.75%		20.64%	(1.15)%	19.10%

Net assets, end of year (in thousands)	$24,026	$16,256		$11,817	$10,173	$9,745

Ratios/Supplemental Data:
Ratio of net expenses to average net assets	1.50%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income/(loss) to average net assets	0.38%	(0.31)%		1.12%	(0.14)%	(0.31)%
Portfolio turnover rate	52%	96%		46%	85%	69%

(a)	Fund commenced operations on July 1, 2010.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than $0.005 per share.

See Notes to Financial Statements.
44	www.jamesfunds.com

James Long-Short Fund	Financial Highlights
For a share outstanding throughout the periods indicated.

	For the Year Ended June 30, 2015		For the Year Ended June 30, 2014		For the Year Ended June 30, 2013	For the Year Ended June 30, 2012	For the Period Ended June 30, 2011 (a)

Net asset value - beginning of year	$13.80		$11.70		$9.99	$10.10	$10.00
Income/(Loss) from investment operations:
Net investment income/(loss)	(0.13	)(b)	(0.06	)(b)	0.04 (b)	(0.04)	(0.00	)(c)
Net realized and unrealized gain/(loss)	(0.43)		2.16		1.71	(0.05)	0.10
Total from investment operations	(0.56)		2.10		1.75	(0.09)	0.10

Less distributions:
From net investment income	–		–		(0.04)	(0.02)	–
Total distributions	–		–		(0.04)	(0.02)	–
Net asset value at end of year	$13.24		$13.80		$11.70	$9.99	$10.10

Total return	(4.06)%		17.95%		17.57%	(0.93)%	1.00	%(d)

Net assets, end of year (in thousands)	$33,890		$23,446		$15,694	$9,160	$10,718

Ratios/Supplemental Data:
Ratio of net expenses to average net assets(e)	2.70%		2.57%		2.70%	2.66%	1.73	%(f)
Ratio of net investment income/(loss) to average net assets	(0.92)%		(0.44)%		0.35%	(0.44)%	(1.03	)%(f)
Portfolio turnover rate	117%		171%		58%	159%	0	%(d)

(a)	Fund commenced operations on May 23, 2011.
(b)	Calculated using the average shares method.
(c)	Amount rounds to less than ($0.005) per share.
(d)	Not Annualized.
(e)
Dividend and interest expense on securities sold short and interest expense totaled 1.20%, 1.07%, 1.20%, 1.15% and 0.23% (annualized) of average net assets for the years ended June 30, 2015, June 30, 2014, June 30, 2013 and June 30, 2012 and for the period ended June 30, 2011, respectively.

(f)	Annualized.

See Notes to Financial Statements.
Annual Report | June 30, 2015	45

Notes to Financial Statements	James Advantage Funds
June 30, 2015

1. ORGANIZATION

The James Advantage Funds (the “Trust”) is an open-end management investment company that was organized as an Ohio business trust on August 29, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund and James Micro Cap Fund are each a diversified series of the Trust, and James Long-Short Fund is a non-diversified series of the Trust (individually a “Fund,” collectively the “Funds”). Each class of James Balanced: Golden Rainbow Fund represents an interest in the same portfolio of investments and has the same rights, but differs primarily in distribution fees and shareholder features. The Retail Class shares are subject to distribution (12b-1) fees but have a lower minimum investment requirement and offer certain shareholder services not available to Institutional Class shareholders. The Institutional Class shares are not subject to distribution (12b-1) fees and are available only through investment advisers and bank trust departments that have made arrangements for shares of all of their clients investing in the Fund to be held in an omnibus account (as well as other entities that are approved by management of the Trust).

James Balanced: Golden Rainbow Fund seeks to provide total return through a combination of growth and income and preservation of capital in declining markets. The Fund seeks to achieve its objective by investing primarily in common stocks and/or debt securities that the Fund’s adviser, James Investment Research, Inc. (“James” or the “Adviser”), believes are undervalued.

James Small Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of small capitalization companies. The Adviser defines small capitalization as those companies with market capitalizations at the time of purchase no larger than the stocks in the Fund’s benchmark, the Russell 2000® Index. As of June 30, 2015, the stock with the maximum capitalization in the Russell 2000® Index had a capitalization of $4.70 billion.

James Mid Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of mid capitalization companies. The Adviser defines mid capitalization companies as those with market capitalizations at the time of purchase that fall within the range of the S&P 400® MidCap Value Index. As of June 30, 2015, the stock with the maximum capitalization in the S&P 400® MidCap Value Index had a capitalization of $9.97 billion.

James Micro Cap Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in common stocks of micro capitalization companies. Micro capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Russell Microcap® Index, including exchange traded funds (“ETFs”) that invest primarily in such securities. As of June 30, 2015, the stock with the maximum capitalization in the Russell Microcap® Index had a capitalization of $1.27 billion.

James Long-Short Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in foreign and domestic equity securities that the Adviser believes are undervalued and more likely to appreciate, and by selling short equity securities that the Adviser believes are overvalued and more likely to depreciate. The Fund also may take long positions in domestic and foreign fixed income securities that the Adviser believes are more likely to appreciate in the interest rate and spread environment anticipated by the Adviser, and short positions in fixed income securities that the Adviser believes are more likely to depreciate in the interest rate and spread environment anticipated by the Adviser. The Fund seeks to achieve positive returns on both the long positions and short positions that it takes in various securities.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements, in accordance with accounting principles generally accepted in the United States of America (“GAAP”).  The Funds are considered an investment company for financial reporting purposes under GAAP.

Share Valuation
The net asset value per share of each Fund, other than the James Balanced: Golden Rainbow Fund, is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding. The net asset value per share of each class of shares of the James Balanced: Golden Rainbow Fund is calculated daily by dividing the total value of the Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class. The offering price and redemption price per share is equal to the net asset value per share, except that shares of the James Micro Cap Fund are subject to a redemption fee of 2% if redeemed within 180 days of purchase. Redemption fees received by the James Micro Cap Fund were $48 and $1,956 for years ended June 30, 2015 and June 30, 2014, respectively. The redemption fee is reflected in the “Payment for shares redeemed, net of redemption fees” in the Statements of Changes in Net Assets.

46	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2015

Securities Valuation
Securities are valued at fair value. The Funds’ portfolio securities, including short positions, are valued as of the close of the New York Stock Exchange (“NYSE”) (generally, 4:00 p.m., Eastern time) on each day that the NYSE is open for business. Equity securities that are traded on any exchange, including closed-end funds and exchange-traded funds, are valued at the last quoted sale price on the exchange or market in which such securities are principally traded. Lacking a last sale price, a security is valued at its last bid price except when, in James’s opinion, the last bid price does not accurately reflect the current value of the security. Securities that are traded on the NASDAQ® over-the-counter market are valued at their NASDAQ® Official Closing Price (“NOCP”) for all NASDAQ® National Market (“NNM”) and NASDAQ® Capital Market® securities. When market quotations are not readily available, if an event occurs after the close of the trading market (but before the time as of which a Fund calculates its net asset value) that materially affects a security’s value, when James determines that the market quotation does not accurately reflect the current value or when a non-144A restricted security is being valued, that security will be valued at its fair value as determined in good faith in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”). Fixed income securities may also be valued at evaluated prices provided by an independent, recognized pricing service, which determines valuations based upon market transactions for normal, institutional‐size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities or when prices are not readily available from a pricing service, those securities will be priced at fair value as determined in good faith by the Adviser. Short-term investments in fixed-income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will approximate fair value. Shares of open-end investment companies are valued at net asset value.

For valuation purposes, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the time of pricing the Funds. The values of foreign portfolio securities are generally based upon market quotations which, depending upon the exchange or market, may be last sale price, last bid price or the average of the last bid and asked prices as of, in each case, the close of the appropriate exchange or another designated time.

The calculation of the share price of each Fund that holds foreign securities in its portfolio does not take place contemporaneously with the determination of the values of many of the foreign portfolio securities used in such calculation. Events affecting the values of foreign portfolio securities that occur between the time their prices are determined and the calculation of a Fund’s share price may be taken into account in the determination of the value of those securities.

In accordance with the Trust’s good faith pricing guidelines, James is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings, (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers), or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 -	Significant unobservable prices or inputs (including a Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, securities maturing within 60 days of the reporting date are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Annual Report | June 30, 2015	47

Notes to Financial Statements	James Advantage Funds
June 30, 2015

The following is a summary of the inputs used to value the Funds’ investments as of June 30, 2015:

James Balanced: Golden Rainbow Fund

	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$2,321,838,258	$–	$–	$2,321,838,258
Closed-End Funds	1,494,805	–	–	1,494,805
Exchange Traded Funds	13,190,599	–	–	13,190,599
Corporate Bonds	–	248,043,945	–	248,043,945
Mortgage Backed Securities	–	23,406,725	–	23,406,725
U.S. Government Agencies	–	89,990,761	–	89,990,761
U.S. Treasury Bonds & Notes	1,227,421,982	–	–	1,227,421,982
Foreign Bonds	–	39,203,747	–	39,203,747
Municipal Bonds	–	150,608,464	–	150,608,464
Short Term Investments	174,735,225	–	–	174,735,225
Total	$3,738,680,869	$551,253,642	$–	$4,289,934,511

James Small Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$121,206,995	$–	$–	$121,206,995
Short Term Investments	7,224,591	–	–	7,224,591
Total	$128,431,586	$–	$–	$128,431,586

James Mid Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$19,986,331	$–	$–	$19,986,331
Short Term Investments	1,201,019	–	–	1,201,019
Total	$21,187,350	$–	$–	$21,187,350

James Micro Cap Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$22,981,899	$–	$–	$22,981,899
Short Term Investments	1,519,394	–	–	1,519,394
Total	$24,501,293	$–	$–	$24,501,293

James Long-Short Fund
	Valuation Inputs
Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$43,609,170	$–	$–	$43,609,170
Short Term Investments	538,798	–	–	538,798
Total	$44,147,968	$–	$–	$44,147,968

	Valuation Inputs
Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Liabilities
Securities Sold Short
Common Stocks	$(10,010,785)	$–	$–	$(10,010,785)
Rights(1)	–	–	0	0
TOTAL	$(10,010,785)	$–	$0	$(10,010,785)

*	For detailed descriptions of sector and industry, see the accompanying Schedule of Investments.
(1)	Furiex Pharmaceuticals, CVR rights are illiquid and considered Level 3. The market value of the rights was $0 as of 6/30/15.

48	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2015

The Funds recognize transfer between levels as of the end of period.  For the year ended June 30, 2015, the Funds did not have any transfer between Level 1 and Level 2 securities.

Investment Transactions
Investment transactions are recorded on a trade date basis. Gains and losses are determined using the specific identification method, which liquidates all losses first, before any gains. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The James Balanced: Golden Rainbow Fund will instruct its custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued and delayed delivery purchase commitments. As of June 30, 2015, the Funds did not hold when-issued securities or delayed delivery purchase commitments.

Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

Foreign Currency Translation
The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the current exchange rate, provided by WM Reuters, at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized and between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities including investments in securities at the reporting period, resulting from changes in the exchange rate. The portion of realized and unrealized gains or losses on investments due fluctuations in foreign currency exchange rates is not separately disclosed and is included in realized and unrealized gains or losses on investments, when applicable.

Short Sales and Segregated Cash
The James Long-Short Fund may actively sell short equity and fixed income securities. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. The Fund is required to pay any dividend or interest due on securities sold short. Such dividends and interest are recorded as an expense.  The Fund may pay fees or charges on the assets borrowed for securities sold short.

All short sales are collateralized, as required by the Fund’s prime broker. The Fund maintains the collateral in segregated accounts consisting of cash and/or high-grade liquid assets sufficient to collateralize the market value of the Fund’s short positions.

Investment Income
Dividend income and dividend expense on long securities and securities sold short are recorded on the ex‐dividend date. Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on all debt securities. Amortization and accretion is calculated using the effective yield method.

Dividend income includes dividends earned on Real Estate Investment Trusts (“REITs”), which may include a return of capital. As such, important taxation issues may arise, which the Funds account for when information is provided by the issuing REIT.

Due to the actual character of dividends paid by REITs not being available until the end of the calendar year, the net investment income and long-term capital gains of the Funds can be different on the tax return compared to this annual report. Substantial unanticipated levels of return of capital may affect the Funds’ earnings and profits from which distributions are made.

Distributions received from Limited Partnership investments of a Fund are usually recorded as a return of capital and are excluded from available income in the calculation of distributions paid by the Funds. Return of capital is recorded as a reduction to the cost of investments in the Statements of Assets and Liabilities and in the Schedule of Investments.

Dividends and Distributions to Shareholders
Net investment income, if any, is generally declared and distributed to shareholders of each Fund on at least an annual basis. Net realized capital gains from security transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Allocation of Income and Expense
Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the James Balanced: Golden Rainbow Fund is allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its  proportionate share of total net assets of the Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Annual Report | June 30, 2015	49

Notes to Financial Statements	James Advantage Funds
June 30, 2015

Use of Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes
The Funds generally intend to distribute all taxable income and capital gains to shareholders, if any, and to otherwise continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Therefore, no federal tax provision is required.

As of and during the year ended June 30, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return for federal purposes and four years for most state returns. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications, which are determined in accordance with federal income tax regulations, result primarily from the differences in the GAAP (book) and tax treatment of certain investments such as partnerships, grantor trusts, collateralized debt instruments, foreign currency and, in some cases expenses paid on positions held short.

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Paid-in capital	$(667)	$(1)	$(3,221)	$(1)	$(156,801)
Accumulated net investment income/(loss)	(3,689,579)	(78,387)	3,220	(14,542)	177,536
Accumulated net realized gain/(loss)	3,690,246	78,388	1	14,543	(20,735)
Included in the amounts reclassified above were net operating losses offset to Paid-in capital, were as follows	$–	$–	$3,221	$–	$156,801

As of June 30, 2015, the components of distributable earnings on a tax basis were as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Tax cost of portfolio investments	$3,817,255,625	$104,311,940	$15,968,293	$19,767,145	$39,185,024
Gross unrealized appreciation	$553,533,829	$26,155,355	$5,681,158	$5,519,172	$6,307,258
Gross unrealized depreciation	(80,854,943)	(2,035,709)	(462,101)	(785,024)	(1,344,314)
Net depreciation of foreign currency and derivatives	(43,944)	–	–	–	(62,354)
Net unrealized appreciation	472,634,942	24,119,646	5,219,057	4,734,148	4,900,590
Accumulated capital gains/(losses)	77,342,586	4,796,221	1,140,545	(760,853)	(2,052,940)
Undistributed ordinary income	73,489	–	–	–	–
Other cumulative effect of timing differences	(2,677,861)	(160,754)	(21,753)	(27,241)	(156,171)
Total	$547,373,156	$28,755,113	$6,337,849	$3,946,054	$2,691,479

50	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2015

The difference between the cost of portfolio investments on a tax basis and financial statement cost for the Funds is due primarily to the deferral of wash sale losses and to the differing treatment of certain investments under income tax regulations and GAAP.

The tax character of distributions paid for the year ended June 30, 2015 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Ordinary Income	$36,104,504	$–	$50,911	$29,482	$–
Long-Term Capital Gains	120,104,128	–	1,480,680	3,160,094	–
Total	$156,208,632	$–	$1,531,591	$3,189,576	$–

The tax character of distributions paid for the year ended June 30, 2014 was as follows:

	James Balanced: Golden Rainbow Fund	James Small Cap Fund	James Mid Cap Fund	James Micro Cap Fund	James Long-Short Fund
Ordinary Income	$30,488,195	$4,195,369	$44,965	$14,357	$–
Long-Term Capital Gains	26,660,742	–	445,588	–	–
Total	$57,148,937	$4,195,369	$490,553	$14,357	$–

Pre‐Enactment Capital Losses
During the year ended June 30, 2015, James Small Cap Fund utilized Pre‐Act capital loss carryovers in the amount of $8,759,066. The Pre-Act capital losses arose in fiscal years beginning prior to December 22, 2010, and were utilized prior to their expiration date of June 30, 2018.

Post‐Enactment Capital Losses
Under the tax code, Capital Losses are carried over to future tax years and will retain their character as either short‐term or long-term capital losses.  These losses do not include any late year capital losses (losses arising in the period from November 1st through June 30th) that the funds have elected to defer for the current fiscal year.  The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

Capital losses carried forward to the next tax year were as follows:

	Short Term	Long Term
James Long-Short Fund	$638,551	$–

The Funds elect to defer to the period ending June 30, 2016 capital losses recognized during the period November 1, 2014 through June 30, 2015 in the amount of:

Amount
James Balanced: Golden Rainbow Fund	$2,677,861
James Micro Cap Fund	760,853
James Long-Short Fund	1,414,389

The Funds elect to defer to the year ended June 30, 2016 late year ordinary losses in the amount of:

Amount
James Small Cap Fund	$159,147
James Mid Cap Fund	21,753
James Micro Cap Fund	26,472
James Long‐Short Fund	154,104

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities) of investments in long-term U.S. Government obligations for the year ended June 30, 2015 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$978,159,951	$1,000,499,280

Purchases and sales (including maturities) of investments in other long-term securities for the year ended June 30, 2015 were as follows:

	Purchases	Sales
James Balanced: Golden Rainbow Fund	$1,444,831,993	$572,342,525
James Small Cap Fund	105,453,219	140,032,014
James Mid Cap Fund	11,361,592	8,922,228
James Micro Cap Fund	15,097,911	9,053,628
James Long-Short Fund	60,921,477	39,299,263

For the year ended June 30, 2015, the cost of securities purchased to cover short sales and the proceeds from securities sold short were $55,945,209 and $56,040,011, respectively, for the Long-Short Fund.

Annual Report | June 30, 2015	51

Notes to Financial Statements	James Advantage Funds
June 30, 2015

4. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Management Agreement
The Funds retain James to manage the Funds’ investments. The investment decisions for the Funds are made by a committee of James’ personnel, which is primarily responsible for the day‐to‐day management of each Fund’s portfolio.  The Funds pay James on a monthly basis at the annual rate set forth below of the Funds’ average daily net assets.

James Balanced: Golden Rainbow Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	0.74%
Over $500 million and including $1 billion	0.70%
Over $1 billion and including $2 billion	0.65%
Over $2 billion	0.60%

James Small Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Mid Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

James Micro Cap Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.50%
Over $500 million	1.45%

James Long-Short Fund

Average Total Net Assets	Contractual Fee
Up to and including $500 million	1.25%
Over $500 million and including $1 billion	1.20%
Over $1 billion and including $2 billion	1.15%
Over $2 billion	1.10%

Advisory fees for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund are reduced by the fees and expenses of the non‐interested trustees incurred by the applicable Fund.

Under the investment management agreement, James is responsible for the payment of all operating expenses of the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, except for brokerage fees and commissions, taxes, interest (including dividend expense on securities sold short), fees and expenses of non-interested person trustees, 12b-1 expenses and extraordinary expenses.

Administrative Services Agreement
ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by James Balanced: Golden Rainbow Fund, for itself, and paid by James for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund, subject to a minimum monthly fee. Pursuant to an administrative agreement, ALPS will provide operational services to the Funds including, but not limited to fund accounting and fund administration and generally assist in each Fund’s operations.

Transfer Agency and Services Agreement
ALPS, pursuant to a Transfer Agency and Services Agreement with the Trust, serves as transfer agent for the Funds. Under the Transfer Agency and Services Agreement, ALPS receives an annual minimum fee, a fee based upon the number of shareholder accounts and is also reimbursed for out‐of‐pocket expenses. These fees and reimbursements for out-of-pocket expenses are paid and reimbursed by James Balanced: Golden Rainbow Fund, for itself, and by James for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and James Long-Short Fund.

Plans of Distribution
The James Balanced: Golden Rainbow Fund (Retail Class), James Small Cap Fund, James Mid Cap Fund and James Long Short Fund have adopted a plan pursuant to Rule 12b‐1 under the 1940 Act (collectively, the “Plans”) under which each Fund may incur expenses related to distribution of its shares and for services provided to shareholders. Payments under a Plan are made to James, which uses them to pay distribution and shareholder service expenses on behalf of and as agent of the Fund. The amount payable by each Fund (the Retail Class of the James Balanced: Golden Rainbow Fund), other than the James Micro Cap Fund, under its Plan is 0.25% of its average daily net assets for the year. The Plans are compensation plans, which means that payments are made to James regardless of 12b‐1 expenses actually incurred. Therefore, payments under a Plan may exceed distribution and shareholder service expenses incurred pursuant to the Plan, and James is permitted to retain the excess. It is also possible that 12b‐1 expenses paid by James for a period will exceed the payments received by James, in which case James may pay such excess expenses out of its own resources. Payments received by James under the Plans are in addition to the fees paid to James pursuant to the Management Agreements. The Plans require that James act in the Funds’ best interests in expending the payments it receives from the Funds and use payments solely for the purpose of paying distribution and shareholder services expenses on behalf of the Funds. The Funds’ distributor, ALPS Distributors, Inc., validates all payment amounts to be made to brokers that have properly executed dealer agreements with the Funds before James will make such payments. The

52	www.jamesfunds.com

James Advantage Funds	Notes to Financial Statements
June 30, 2015

5. COMMITMENTS AND CONTINGENCIES

expenses of the Funds’ Plans are reflected as 12b-1 distribution and service fees – Retail Class on the Statements of Operations.

The Funds indemnify the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. LINE OF CREDIT

Each Fund has a revolving line of credit agreement with U.S. Bank, N.A. (the “Bank”). Borrowings under these arrangements are secured by investments held in the Funds’ portfolios as notated on the Schedules of Investments and bear interest at the Bank’s prime rate.  For the year ended June 30, 2015, the James Small Cap Fund, the James Micro Cap Fund and the James Long-Short Fund utilized their line of credit. The average amount of borrowings was $1,790,000 over 2 days with a weighted-average interest rate of 3.25% for the James Small Cap Fund, the average amount of borrowings was $100,000 over 4 days with a weighted-average interest rate of 3.25% for James Micro Cap Fund and the average amount of borrowings was $2,100,000 over 1 day with a weighted-average interest rate of 3.25% for James Long-Short Fund. As of June 30, 2015, the James Small Cap Fund, the James Micro Cap Fund and the James Long-Short Fund did not have outstanding balances with respect to the line of credit. Interest on funded and unfunded loans can be found under interest expense on the Statements of Operations. For the remaining Funds, there were no borrowings on their line of credit during the year. Each Fund’s line of credit agreement expired on July 13, 2015 and was renewed for one year. The terms of the agreements can be characterized as follows:

Fund	Maximum Balance Available	Interest Rate	Expiration Date
James Balanced:
Golden Rainbow Fund	$50,000,000	Prime Rate*	July 12, 2016
James Small Cap Fund	$6,500,000	Prime Rate*	July 12, 2016
James Mid Cap Fund	$715,000	Prime Rate*	July 12, 2016
James Micro Cap Fund	$540,000	Prime Rate*	July 12, 2016
James Long-Short Fund	$3,000,000	Prime Rate*	July 12, 2016

*	The rate at which the Bank announces as its prime lending rate.

Annual Report | June 30, 2015	53

Report of Independent Registered Public Accounting Firm James Advantage Funds

To the Board of Trustees and Shareholders of James Advantage Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of James Advantage Funds (the “Funds”) comprised of James Balanced: Golden Rainbow Fund, James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund, and James Long-Short Fund, as of June 30, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the James Advantage Funds as of June 30, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Denver, Colorado
August 26, 2015

54	www.jamesfunds.com

James Advantage Funds	Additional Information
June 30, 2015 (Unaudited)

PROXY VOTING GUIDELINES

James is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that James uses in fulfilling this responsibility and information regarding how those proxies were voted during the most recent 12-month period ended June 30 are available without charge upon request by calling toll free 1‐800‐995‐2637. These items are also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

James files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1‐800‐995‐2637. Information on the operation of the Public Reference Room may be obtained by calling 1‐800‐SEC‐0330.

TAX DESIGNATIONS

Qualified Dividend Income
The percentage of ordinary income dividends distributed during the calendar year ended December 31, 2014 are designated as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code in the following percentages:

Amount
James Balanced: Golden Rainbow Fund	67.58%
James Small Cap Fund	0%
James Mid Cap Fund	100.00%
James Micro Cap Fund	100.00%
James Long-Short Fund	0%

Dividends Received Deduction
For corporate shareholders, the following ordinary dividends paid during the calendar year ended December 31, 2014 qualify for the corporate dividends received deduction:

Amount
James Balanced: Golden Rainbow Fund	63.31%
James Small Cap Fund	0%
James Mid Cap Fund	45.38%
James Micro Cap Fund	100.00%
James Long-Short Fund	0%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, James Balanced: Golden Rainbow Fund designated $120,104,128; James Mid Cap Fund designated $1,480,680; and James Micro Cap Fund designated $3,160,094 as long-term capital gains dividend.

Annual Report | June 30, 2015	55

Disclosure Regarding Approval of Fund Advisory Agreements	James Advantage Funds
June 30, 2015 (Unaudited)

The Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the continuation of the Management Agreements with James Investment Research, Inc. (the “Adviser”) for the James Balanced: Golden Rainbow Fund, the James Small Cap Fund, the James Long‐Short Fund, the James Mid Cap Fund and the James Micro Cap Fund at a meeting on February 25, 2015.

The Independent Trustees were assisted by independent legal counsel throughout the contract review process. They discussed the proposed continuances in executive session with such counsel at which no representatives of management or the Adviser were present. The Independent Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each Management Agreement and the weight to be given to each such factor. Among other factors, the Trustees considered for each Fund the Fund’s performance; the nature, extent and quality of the services provided; the costs of the services provided; the nature and cost of services provided to comparable accounts managed by the Adviser; any profits realized by the Adviser; the Adviser’s compliance policies; the extent to which economies of scale will be realized as the Fund grows; and whether fees reflect those economies of scale. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Agreement.

At the February 25, 2015 Board meeting, after the conclusion of the executive session, a representative of the Adviser referred the Trustees to the materials that had been provided to them for purposes of their consideration of the Management Agreements for the Funds. The representative reviewed the services provided by the Adviser to the Funds, as well as comparisons of: (i) the fees charged by the Adviser to the Funds against fees charged to certain private account and other registered investment company clients of the Adviser; and (ii) the scope of advisory services provided to the Funds against advisory services provided to certain other clients of the Adviser. The representative noted the time spent by the Adviser servicing the Funds’ shareholders. The representative reported that there were no material changes in the structure or relationships of the Adviser.

The representative then reviewed a description of the other services provided to the Funds. The representative reviewed the marketing services provided, noting that the cost of these services was, in part, reimbursed through the Funds’ 12b-1 plans and emphasized that the Adviser is fully committed to marketing the Funds.  The Trustees acknowledged that the Trustees could not take into consideration any marketing expenses incurred by the Adviser in determining whether the management fee for any Fund is reasonable.  The representative reminded the Trustees that an employee of an affiliate of the Adviser serves as the CCO of the Funds and that the Adviser pays the CCO costs of the Funds pursuant to the Management Agreements. The representative also noted that the Adviser monitors the expenses of each Fund and gives careful attention to the allocation of expenses among the Funds.

Based on: (i) the information regarding the services provided by the Adviser to the Funds and to certain private account clients employing similar strategies, and (ii) the Adviser’s fee schedules for such other non-Fund clients, and further bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the Trustees determined that the fee structures applicable to the Adviser’s other clients were not indicative of any unreasonableness with respect to the advisory fees payable by the Funds under the Management Agreements.

The representative next reviewed with the Trustees the management fees and expense ratios of each Fund as reflected in each Fund’s prospectus dated November 1, 2014, comparing them with the management fees and expense ratios of a peer group of funds with the same, or very similar, investment objectives and strategies.  The Trustees were also presented with net expense ratios for each Fund as reflected in the Funds’ annual report for the year ended June 30, 2014, compared against net expense ratio information for the same peer group.  The representative reminded the Trustees that the peer groups were generally the same peer groups as had been used for comparison purposes at prior Board meetings, updated to reflect changes due to closed funds. The representative noted that each peer group had been selected based on the investment style and strategies employed by the Funds, as well as by asset size.

The representative noted that the expense ratio was more meaningful than the actual management fee for all of the Funds, except the James Balanced: Golden Rainbow Fund, because they have a universal fee structure where the Adviser generally pays all of the expenses of the Fund and is compensated with a higher management fee relative to the peer groups.  The representative further noted that most of the funds in the peer group comparisons do not share this structure.

The Trustees further noted that some of the funds in the peer groups were one class of a fund that had many classes and, thus, benefit from economies of scale provided by the other classes.  The representative then reviewed with the Trustees the calculation of the net adjusted management fee for each of the universal fee Funds (the fee after deduction of all direct expenses, other than distribution-related expenses, paid by the Adviser).  The Trustees noted that the comparison of the net adjusted management fee with the average management fee for its peer group was extremely helpful in their analysis, as expense ratios are affected by a number of factors other than management fees.  They remarked that for each of the Long-Short Fund and the Mid Cap Fund the net management fee was substantially less than the average management fee for its peer

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James Advantage Funds	Disclosure Regarding Approval of Fund Advisory Agreements
June 30, 2015 (Unaudited)

group, and that for each of the Small Cap and Micro Cap Funds the net adjusted management fee was much closer to the average fee for its peer group.

The Trustees also considered the Adviser’s assertion that, in its view, most of the advisers to peer group funds do not engage in comparable proprietary research and therefore do not have the same costs or expenditure of time that the Adviser has in performing its advisory services.  The representative represented this as significant justification for the Adviser to have higher fees than average, as compared to other advisers.

Based on the information provided, the Trustees determined that the net expense ratios for the James Small Cap Fund, James Mid Cap Fund, James Micro Cap Fund and the James Long Short Fund, although generally higher than their respective peer group median expense ratios, were reasonable in light of the long-term performance of each Fund, the services provided by the Adviser, and the net adjusted management fees paid by each Fund.  With respect to the James Balanced: Golden Rainbow Fund, the Trustees determined that the actual management fee rate payable to the Adviser was generally slightly higher than, but within a reasonable range of, the average peer group management fee rate for the Fund, in light of the Fund’s long-term performance and the services provided by the Adviser.

Comparisons with the Morningstar peer groups were also presented in the materials. The representative then reviewed comparisons of the Funds’ performance with their respective benchmarks.

The Trustees then discussed each Fund’s performance.  The representative reviewed with the Trustees the data provided in the board materials, including one-year, three-year, five-year and ten-year (or since inception, as applicable) average annual total returns for each Fund as of December 31, 2014.  The Trustees also reviewed comparisons of each Fund’s performance against peer group performance, Morningstar group performance and respective benchmarks.

With respect to the James Balanced: Golden Rainbow Fund, they noted that the Fund’s Retail Class had outperformed its peer group average and Morningstar group average for the one-, three-, five- and ten-year periods.  For the James Small Cap Fund, the Trustees noted that the Fund had outperformed its peer group average and Morningstar group average for the five-year period while lagging slightly for the one-, three- and ten-year periods.  The Trustees then noted that the James Long-Short Fund had outperformed its peer group average and Morningstar group average for both the one-year and three-year periods.  The Trustees then noted that the Mid Cap Fund had outperformed its peer group average for the five-year period, but underperformed its peer group average and its Morningstar group average for the one-year, three-year and since inception periods.  For the James Micro Cap Fund, the Trustees noted that the Fund had outperformed its peer group average and Morningstar group average for the one- and three-year periods . The Trustees also noted that, while they acknowledged that performance relative to benchmarks and peer groups was important, they were also focused on how successful a fund is in meeting its investment objectives over the long term.  At the conclusion of their review of the above Funds’ performance, the Trustees noted that the Adviser regularly analyzes each Fund’s performance, and may make changes in the weight it gives certain factors as a result of the analysis.

Based on the information provided, the Trustees determined that: (i) the performance of the James Balanced: Golden Rainbow Fund, the James Long Short Fund and the James Micro Cap Fund was generally favorable over the periods considered for each respective Fund; (ii) the performance of the James Small Cap Fund was generally favorable over the five-year period and within an acceptable range of its peer averages for the other periods considered; and (iii) the performance of the James Mid Cap Fund lagged slightly, but was within an acceptable range of, its peer averages for the periods considered.

The Trustees reviewed a profitability analysis provided by the Adviser with respect to each Fund for the twelve months ended September 30, 2014, reflecting revenues net of certain fees and expenses under the Management Agreements, and incorporating the Adviser’s assumptions and estimates of, among other items, direct expenses and wage allocation for each Fund.  The Trustees also considered the Adviser’s discussion of a third-party profitability benchmark bulletin, which discussed the range of profit margins in the mutual fund industry.  The Trustees also took note of other long term industry and cyclical trends regarding profitability generally.  The Trustees reviewed the expense and profitability information and, after discussion with the representative, concluded that the information provided was adequate for them to determine whether the overall profitability was reasonable.  Finally, the Trustees reviewed the Adviser’s financial statements in order to assess the financial condition and stability of the Adviser.

While the Trustees indicated their belief that distribution expenses paid by the Adviser could reasonably be taken into account in considering the Adviser’s profitability, they indicated that their review of profitability without deduction of distribution expenses reflected an acceptable level of profitability with respect to each Fund, particularly when wages were included at a level that would reflect the cost of hiring an equivalent team of portfolio managers that do their own research.  They emphasized the difficulty of looking at profitability on an objective basis, noting that profitability was an uncertain determination and that an adviser should not be penalized for being more efficient (and thus more profitable). After further discussion, the Trustees acknowledged that the profitability levels of those Funds that were profitable to the Adviser were in the acceptable range.

Annual Report | June 30, 2015	57

Disclosure Regarding Approval of Fund Advisory Agreements	James Advantage Funds
June 30, 2015 (Unaudited)

The Independent Trustees noted that their review of the analysis in executive session included a calculation of profitability without deduction of distribution-related expenses, as well as a consideration of the appropriate level of wage expenses to be included.  They also stated that they had considered the proper allocation of common expenses, indicating that they had determined it was more appropriate to allocate expenses pro rata, based on assets, than to allocate them equally among the Funds.

The Trustees considered whether economies of scale in the provision of services to the Funds will be passed along to the shareholders under the Management Agreements. The Trustees noted the Adviser’s reminder that the Adviser had added breakpoints in the management fee for each of the Funds.  The Trustees acknowledged that the Adviser was entitled to reasonable profits.

The Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Funds.  The representative noted that the Adviser does not have any soft dollar arrangements with broker-dealers. The representative acknowledged that the Adviser benefits from its association with the Funds and that it currently benefits from favorable press generated by the Funds.

At this point, the Trustees indicated that it was their consensus that the information presented and the discussion of the information were adequate for making a determination regarding the renewal of the Management Agreements.  The Trustees stated that they were satisfied with the Adviser’s and each Fund’s performance, and they complimented the Adviser on its adherence to its basic methodology, particularly when it was out of favor.  The Trustees then concluded that, based on their review of the management fees and overall expense comparisons, as well as all information relating to the profitability of the Adviser, that the management fees for each Fund were reasonable and that the arrangements were not generating excessive profits to the Adviser.  The Trustees further concluded that the fee breakpoints would make each Fund’s management fee reflective of economies of scale.

As to the nature, extent and quality of services provided by the Adviser, the Trustees expressed their common opinion that the Adviser’s personnel are appropriately qualified, that the Adviser provides excellent services to the Funds and that the extent of the services is consistent with the Board’s expectations.  In this regard, the Trustees noted that they had discussed each Fund’s possible investment in closed-end mutual funds and exchange-traded funds, such as iShares and similar products, which would be used to gain exposure to particular investment products, indexes or foreign market sectors or indices.  After discussion, it was their unanimous conclusion that the fees to be paid to the Adviser are based on services provided that are in addition to, rather than duplicative of, the services provided under the advisory agreements of the ETFs and similar products. The Trustees also indicated that they believed, based on their quarterly meetings in executive session with the Adviser’s (and the Funds’) CCO, that the Adviser had maintained an appropriate compliance program through the reporting period.

After further discussion, and based upon all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees unanimously determined that the continuation of each Management Agreement for an additional year was in the best interests of the applicable Fund and its shareholders.

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James Advantage Funds	Trustees & Officers
June 30, 2015 (Unaudited)

Additional information regarding the Fund’s trustees is included in the Statement of Additional Information, which can be obtained without charge by calling 1-800-995-2637.

INTERESTED TRUSTEES
Name/Address/Age	Position(s) With Fund/Time Served/ During Past 5 years[1]	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Barry R. James[2], CFA James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 58	President & Trustee since 1997	President and CEO, James Investment Research (2005-Present), Executive Vice President, James Investment Research (2000-2006), CEO, James Capital Alliance (2005-Present) and Director (1992- Present)	5	Director, Heart to Honduras (2006 – Present) Director, FAIR Foundation (2010 – Present)
INDEPENDENT TRUSTEES
Name/Address*/Age	Position(s) With Fund/Time Served/ During Past 5 years[1]	Principal Occupation by Trustee	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustee Outside During the Past Five Years
Anthony P. D’Angelo Age: 85	Trustee since 1997	Retired, Professor Emeritus, Graduate School of Logistics and Acquisitions Management, Air Force Institute of Technology, Wright-Patterson AFB, Ohio(Retired since 1999)	5	None
Leslie L. Brandon Age: 73	Trustee since 2003	Retired Partner, Ernst & Young LLP, Columbus, OH (1966-2000)	5	None
Ronald D. Brown Age 62	Trustee since 2014	Chief Operating Officer, The Armor Group (2013-Present); Chief Financial Officer, Makino Inc. (2010 - 2013); Managing Director, Taft Business Consulting LLC. (2009 - 2013); Chairman & Chief Executive Officer,	5	Director of AO Smith Corporation (2001 - present); Board Trustee of University of Cincinnati (2013 - present); Director of Makino Inc. (2010 - 2013)
Robert F. Chelle Age 67	Trustee since 2014	Retired Entrepreneur-In-Residence and Founding Director of the L. William Crotty Center for Entrepreneurial Leadership at the University of Dayton (1999 – 2015)	5	Director of DRT Mfg. Co., The Siebenthaler Company, PNC Bank – Dayton Region, Prime Controls Mfg. Co. and School Outfitters; Trustee of The Entrepreneur’s Center – An Edison Business Incubator
Richard C. Russell Age: 68	Trustee since 2003	Consultant, Danis Companies (construction and real estate development firm), (2002-present)	5	Director, Excellence in Motivation (1994-present); Director, Dayton Reliable Tool (1999-present)

*	All Trustees may be contacted at c/o The James Advantage Funds, Attn: Secretary, 1349 Fairground Road, Beavercreek, OH 45385
[1]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.
[2]	Mr. James is an “interested person” of the Trust as defined in the 1940 Act because of his relationship to James Investment Research, Inc., which serves as the investment adviser to the Trust.

Annual Report | June 30, 2015	59

Trustees & Officers	James Advantage Funds
June 30, 2015 (Unaudited)

OFFICERS
Name/Address/Age	Position(s) With Fund/Time Served	Principal Occupation by Officer
Thomas L. Mangan James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 65	Vice President, Secretary and Chief Financial Officer since 1997	Senior Vice President, James Investment Research, Inc.
Lesley Ott James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 32	Chief Compliance Officer since 2012
Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (since 2012), Deputy Chief Compliance Officer, James Investment Research, Inc. and James Capital Alliance, Inc. (2010-2012), Operations Associate, James Capital Alliance, Inc. (2006-2010).

Richard Brian Culpepper James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 43	Assistant Secretary since 2011	Vice President, James Investment Research, Inc. (since 2014), First Vice President of James Investment Research, Inc. (since 2009).
Andrea E. Kuchli, c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 29	Assistant Secretary since 2015
Vice President and Senior Counsel of ALPS Fund Services, Inc. since February 2015, Associate Attorney, Davis Graham & Stubbs LLP, April 2014 to February 2015,  Associate Attorney, Dechert LLP, 2011 to April 2014. Ms. Kuchli is also the Secretary of the Westcore Trust.

Amy Broerman James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 43	Treasurer since 2012	Assistant Vice President of Operations, James Investment Research, Inc. (since 2008), Assistant Treasurer of James Advantage Funds (2002-2012).
Jennell Panella c/o ALPS Fund Services, Inc. 1290 Broadway, Ste. 1100 Denver, CO 80203 Age: 41	Assistant Treasurer since 2013	Fund Controller of ALPS Fund Services, Inc. (since June 2012), Financial Reporting Manager, Parker Global Strategies, LLC (2009-2012).
Brian P. Shepardson James Investment Research, Inc. 1349 Fairground Road Beavercreek, OH 45385 Age: 42	Assistant Treasurer since 2015	First Vice President, James Investment Research, Inc.

60	www.jamesfunds.com

James Advantage Funds	Privacy Policy
June 30, 2015 (Unaudited)

Facts
What does James Advantage Funds do with your personal information?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depends on the product or service that you have with us. This information can include:
●	Social Security number and wire transfer instructions
●	account transactions and transaction history
●	investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons James Advantage Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does James Advantage Funds share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	YES	NO
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

Questions? Call 1-800-99 James

What we do:
How does James Advantage Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does James Advantage Funds collect my personal information?
We collect your personal information, for example, when you
●          open an account or deposit money
●          direct us to buy securities or direct us to sell your securities
●          seek advice about your investments
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:
●          sharing for affiliates’ everyday business purposes – information about your creditworthiness.
●          affiliates from using your information to market to you.
●          sharing for nonaffiliates to market to you.
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial and non-financial companies.
●          Our affiliates include financial companies, such as James Investment Research, Inc. and James Capital Alliance.

Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● James Advantage Funds does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● James Advantage Funds does not jointly market.

Annual Report | June 30, 2015	61

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)	Amendments: During the period covered by this report, there were no amendments to the provisions of the code of ethics.

(d)	Waivers: During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)	Not applicable to this report.

(f)	The Registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

(a)	The registrant’s board of trustees has determined that Leslie L. Brandon is an audit committee financial expert. Mr. Brandon is independent for purposes of this Item 3.

(b)	For purposes of this Item, an “audit committee financial expert” means a person who has the following attributes:

(1)	An understanding of generally accepted accounting principles and financial statements;
(2)	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

(3)	Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;
(4)	An understanding of internal control over financial reporting; and
(5)	An understanding of audit committee functions.

(c)	A person shall have acquired such attributes through:

(1)	Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;
(2)	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;
(3)	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or
(4)	Other relevant experience.

(d)
(1)	A person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for purposes of Section 11 of the Securities Act of 1933 (15 U.S.C. 77k), as a result of being designated or identified as an audit committee financial expert pursuant to this Item.
(2)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not impose on such person any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.
(3)	The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees.

June 30, 2015	June 30, 2014
$89,000	$86,500

Such audit fees represent the aggregate fees billed for the fiscal years ended June 30, 2015 and June 30, 2014 for professional services rendered by Deloitte & Touche LLP for the audit of the registrant’s annual financial statements.

(b)	Audit-Related Fees.

	Registrant	Adviser
June 30, 2015	$0	$0
June 30, 2014	$0	$0

Neither the registrant nor the adviser was billed any fees by Deloitte & Touche LLP for the fiscal years ended June 30, 2015 and June 30, 2014 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statement and not otherwise included under “Audit Fees” above.

(c)	Tax Fees.

	Registrant	Adviser
June 30, 2015	$12,360	$0
June 30, 2014	$12,000	$0

“Tax fees” shown in the table above were for services provided by Deloitte & Touche LLP in relation to the preparation of excise filings and income tax returns for the registrant.

(d)	All Other Fees.

	Registrant	Adviser
June 30, 2015	$0	$0
June 30, 2014	$0	$0

The registrant was not billed any fees by Deloitte & Touche LLP for products and services provided by Deloitte & Touche LLP, other than the services reported above in items (a) - (c), for the fiscal years ended June 30, 2015 and June 30, 2014.

(e)	Pre-Approval Policies and Procedures.

(1)	Pursuant to the registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is directly responsible for the appointment, termination, compensation, and oversight of the work of any registered public accounting firm employed by the registrant. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving in advance any and all proposals under which the independent auditor would provide “permissible non-audit services” (as defined in the Charter) to the registrant or to the investment adviser to the registrant (not including any sub-adviser whose role is primarily portfolio management and that is sub-contracted or overseen by the investment adviser to the registrant) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if those permissible non-audit services relate directly to the operations and financial reporting of the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

(2)

	Registrant	Adviser
Audit Related	100%	n/a
Tax Fees	100%	n/a
Other Fees	n/a	n/a

(f)	Not applicable to the registrant.

(g)	Aggregate non-audit fees billed by the registrant’s accountant:

	Registrant	Adviser
June 30, 2015	$16,270	$0
June 30, 2014	$19,416	$0

(h)	The registrant’s audit committee of the board of trustees has considered that the provision of non-audit services that were rendered to an entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2015 and June 30, 2014, as identified above, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, are compatible with maintaining Deloitte & Touche LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable to the registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliates Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Principal Executive and Principal Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is attached hereto as Exhibit 12(a)(1).

(a)(2)	Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(a)(3)	Not applicable.

(b)	Certifications required by Item 12(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The James Advantage Funds

By (Signature and Title)

/s/ Barry R. James
Barry R. James
President

Date: September 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Barry R. James
Barry R. James
President

Date: September 4, 2015

By (Signature and Title)

/s/ Thomas L. Mangan
Thomas L. Mangan
Chief Financial Officer

Date: September 4, 2015